                                                                    EXHIBIT 10.1

                    INTERIM WAREHOUSE AND SECURITY AGREEMENT
                    ----------------------------------------

          INTERIM WAREHOUSE AND SECURITY AGREEMENT, dated as of October 29, 1993 (as amended or otherwise modified from time to time, this "Agreement"), between
                                                           ----------
(i) PRUDENTIAL SECURITIES GROUP INC., a Delaware corporation (the "Lender"), and
(ii) FIRST ALLIANCE MORTGAGE COMPANY, a California corporation (the "Borrower").

                                    RECITALS
                                    --------

          WHEREAS, Prudential Securities Incorporated ("PSI") has agreed to act from time to time as lead manager of one or more public offerings of residential loan pass-through certificates (the "Certificates") to be issued by one or more
                                     ------------
trusts to be sponsored by the Borrower; and

          WHEREAS, the Lender has agreed, subject to the terms and conditions contained herein, to provide interim funding from time to time to finance the origination of First Mortgage Loans (as defined herein), Fixed-Rate Mortgage Loans (as defined herein) and Designated Loans (as defined herein; First Mortgage Loans, Fixed-Rate Loans and Designated Loans are herein collectively referred to as "Mortgage Loans"), which Mortgage Loans are related to a specific
                --------------
series or class of Certificates and which Mortgage Loans are to be pledged to secure the advances to be made by the Lender hereunder, with the proceeds of the related Certificates to be used to repay such advances.

          NOW, THEREFORE, the parties to this Agreement hereby agree as follows (an index of certain capitalized, defined terms appears in Section 23 of this Agreement):

          Section 1.  The Advances.  Subject to the terms of this Agreement, the
          ----------  ------------
Lender agrees to lend to the Borrower from time to time in an aggregate principal amount not to exceed $125,000,000 at any one time outstanding to be made in one or more advances (each an "Advance" and, collectively, "Advances") provided, however, that the aggregate principal amount outstanding of Advances
- --------  -------
made hereunder and the aggregate principal amount outstanding of "Advances" made under (and as defined in) that certain Interim Warehouse and Security Agreement dated as of April 5, 1993 between the Borrower and the Lender in the aggregate shall not exceed $125,000,000. Each Advance shall be made on a date that is prior to the Termination Date (as defined below; each such date on which an Advance is made, a "Funding Date"); provided that:
                    ------------    --------

          (a) the representations and warranties of the Borrower in Section 6 hereof shall be true and correct on and as of such Funding Date as if made on and as of such date;

          (b) no Default or Event of Default shall have occurred and be continuing or would exist after the making of any Advance on such Funding Date;

          (c) if requested by the Lender, the Lender shall have conducted a due diligence review of the mortgage files relating to the Mortgage Loans, the results of which shall have been satisfactory to the Lender;

          (d) the Lender shall have received (i) a Certification (as defined below) from the Custodian (as defined in the Custodial Agreement referred to below) to the effect that it has reviewed mortgage files relating to the Mortgage Loans being pledged in connection with the Advance being made on such Funding Date in the manner required by the Custodial Agreement (as defined below) and has found no material deficiencies in such mortgage files as so reviewed, and (ii) in connection with the first Advance, (A) a legal opinion from counsel to the Borrower, in the form of Exhibit C attached hereto, (B) the
                                             ---------
Secured Note (as defined below) and (C) the Second Amendment dated as of October 29, 1993 to the Custodial Agreement, in each case duly executed by the parties thereto;

          (e) the Borrower shall have delivered to the Custodian all documents to be delivered with respect to the Mortgage Loans being pledged on such Funding Date;

          (f) after the making of such Advance, the outstanding principal amount of the aggregate of all Advances will not exceed the aggregate of the following:

                  (i) the lesser of (A) 92.5% of the market value of the First Mortgage Loans held as Collateral (such amount not to exceed the par amount thereof), if the Lender has received evidence satisfactory to it that the Certificates related to such First Mortgage Loans will be insured by the Municipal Bond Investors Assurance Corporation or another monoline insurer acceptable to the Lender (an "Insurer") and
                                                                 -------
          (B) such other percentage of the par amount of the First Mortgage Loans held as Collateral, as the Lender determines in its sole discretion, if the Certificates related to such First Mortgage Loans receive their credit enhancement other than from an Insurer, including, without limitation, from credit enhancement provided by a senior/subordinated structure,

                  (ii) the lesser of (A) the aggregate par amount of the Fixed-Rate Mortgage Loans held as Collateral and (B) 92.5% of the aggregate market value of the Fixed-Rate Mortgage Loans held as Collateral, and

                  (iii) the lesser of (A) the aggregate par amount of the Designated Loans held as Collateral and (B) 92.5% of the aggregate market value of Designated Loans held as collateral,

in each case as determined by the Lender and notified to the Borrower on the third business day of each week (or, in the sole discretion of the Lender following notice to the Borrower, on any business day);

          (g) the Lender shall have received, prior to the first Advance in respect of any First Mortgage Loans, a copy of a Mortgage Loan Subservicing Agreement, in form and substance satisfactory to the Lender, by and between the Borrower and Lomas Mortgage USA, Inc. and duly executed by the parties thereto;

          (h) each rescission period, under applicable federal, state or local law, in respect of the Mortgage Loans being pledged in connection with the Advance being made on such Funding Date shall have expired, and the Lender shall have received evidence satisfactory to it to that effect; and

          (i) any general conditions for the making of Advances, specified in
Section 2 below, have been satisfied and will continue to be satisfied if such Advance is made.

          Section 2.  Terms and Conditions for All Advances.
          ----------  --------------------------------------

          (a) Each outstanding Advance shall mature on the related Maturity Date (as defined below), and the obligation of the Lender to make any Advances hereunder shall terminate, on January 31, 1994 (the "Termination Date");
                                                     ----------------
provided that the Termination Date may be extended from time to time, in the
- --------
sole and absolute discretion of the Lender, upon (i) the execution and delivery by the parties hereto of (A) a Notice of Extension of Agreement substantially in the form of Exhibit B-1 annexed hereto, and (B) an Endorsement to the Secured
            -----------
Note, substantially in the form of Exhibit B-2 annexed hereto and (ii) the
                                   -----------
delivery of an opinion of counsel to the Borrower substantially in the form of Exhibit B-3 annexed hereto; and provided, further, that such an extension alone
- -----------                     --------  -------
shall not be deemed an Event of Default hereunder.

          (b) (i) If the Borrower wishes to receive an Advance in respect of First Mortgage Loans or Fixed-Rate Mortgage Loans, then the Borrower shall give the Lender written notice by no later than 11:00 a.m. one business day prior to a Funding Date of the amount and type of such Advance to be advanced on such Funding Date by delivering a Notice of Borrowing substantially in the form of Exhibit D attached hereto, and the Custodian shall have delivered a
- ---------
Certification (as defined below), indicating no material deficiencies with respect to the Mortgage Loan Documents (as defined below) related to such Advance, by no later than 2:00 p.m. one business day before such Funding Date.

          (ii) If the borrower wishes to receive an Advance in respect of Designated Loans, then the Borrower shall give the Lender written notice by no later than 11:00 a.m. ten business days prior to a Funding Date of the amount and type of such Advance to be advanced on such Funding Date by delivering a Notice of Borrowing substantially in the form of Exhibit D attached hereto, and
                                                 ---------
the Custodian shall have delivered a Certification (as defined below), indicating no material deficiencies with respect to the Mortgage Loan Documents (as defined below) related to such Advance, by no later than 2:00 p.m. one business day before such Funding Date.

          (iii) Each Advance shall bear interest from the related Funding Date to but excluding the Maturity Date at a rate per annum equal to LIBOR plus 2.50% and thereafter as provided in Section 2(e). "LIBOR" shall mean the rate
                                              -----
appearing at page 3750 of the Telerate

Screen as one-month LIBOR and, if such rate shall not be so quoted, the rate per annum at which deposits in U.S. dollars for a period of one month are offered by Morgan Guaranty Trust Company of New York (or such other prime bank in the London interbank market as the Lender shall designate) to prime banks in the London interbank market at approximately 11:00 a.m. (London Time) on the date of each Advance.

          (c) Each outstanding Advance shall mature on the related maturity date specified for such Advance as set forth in the related Notice of Borrowing (the "Maturity Date"); provided that the Maturity Date shall, for any Advance,
      -------------
be no later than the earlier of (i) subject to the second succeeding proviso hereto, the Termination Date or (ii) the date upon which the Certificates related to the Mortgage Loans funded by such Advance shall be sold to the public; provided, further, that the Lender shall have the option, in its sole
        --------  -------
discretion, to extend the Maturity Date of an Advance from time to time for a period of up to thirty (30) days by delivering to the Borrower notice of such election in the form of Exhibit E attached hereto no later than thirty (30) days
                        ---------
preceding the then scheduled Maturity Date of such Advance; and provided,
                                                                --------
further, that if the Lender chooses to extend the Maturity Date of an Advance
- -------
and such Maturity Date is a date later than the Termination Date of this Agreement, then the Borrower shall deliver to the Lender an endorsement in the form of Exhibit F attached hereto. If no such notice or endorsement, as
        ---------
applicable, is delivered by the Lender, such Advance shall automatically become due and payable without any further action by the Lender on its respective Maturity Date, and in such event the Lender may exercise all rights and remedies available to it as the holder of a first perfected security interest under the Uniform Commercial Code as in effect in the State of New York (the "NY UCC").
                                                                    -------
The extension of the Maturity Date of any Advance beyond the Termination Date of this Agreement shall not be deemed to be an extension or renewal, beyond such Termination Date, of the Lender's obligations to lend to the Borrower under this Agreement, and the Borrower's obligations in respect of an Advance so extended shall survive the termination of this Agreement.

          (d) The Advances are pre-payable at any time without premium or penalty, in whole or in part. Any amounts pre-paid shall be applied to repay the outstanding principal amount of any Advances (together with interest thereon) until paid in full. Amounts repaid may be borrowed in accordance with the terms of this Agreement. If the Borrower intends to prepay an Advance in whole or in substantial part from a source other than the proceeds of Certificates, the Borrower shall give two business days' prior notice thereof to the Lender.

          (e) If the Advances are not repaid in whole on the date when due, the Advances shall, commencing on such date, bear interest at a rate per annum equal to one-month LIBOR plus 3.50% until repaid.

          (f) Interest calculated on the basis of LIBOR shall be calculated on the basis of a 360 day year and paid for the actual number of days elapsed.
With respect to each Advance, LIBOR shall be determined initially as of the date of such Advance to but excluding the tenth day of the month following the date of the making of such Advance (such tenth day and each succeeding tenth day, an "Interest Payment Date") and shall thereafter be
                          ---------------------
determined as of each Interest Payment Date to but excluding the following Interest Payment Date.

          (g) Interest on each Advance is payable on each Interest Payment Date and on the Maturity Date for such Advance. In the event that an Advance is not repaid in full on the date when due, interest shall be payable thereafter on demand.

          (h) The Advances shall be evidenced collectively by the secured promissory note of the Borrower in the form attached hereto as Exhibit A (the
                                                               ---------
"Secured Note").  The Lender is authorized to record the date and amount of each
 ------------
Advance and the date and amount of each repayment of principal thereof on the schedule annexed to the Secured Note and any such recordation shall be conclusive evidence of the accuracy of the amounts so recorded (absent manifest error); provided that the failure of the Lender to make such recordation (or any error in such recordation) shall not affect the rights and obligations of the Borrower hereunder or under the Secured Note.

          (i) Each Advance shall be repaid in full on the Maturity Date, and the Lender shall release its security interest in and to the Mortgage Loans when all Advances are so repaid.

          (j) If an Advance is not repaid in full when due, thereafter all payments and prepayments of the related Mortgage Loans shall be paid to the Lender as promptly as practicable following receipt of such payments but in any event no later than fifteen days following receipt thereof.

          (k) If at any time the outstanding principal amount of the aggregate of all Advances exceeds the aggregate of the following:

                  (i) the lesser of (A) 92.5% of the market value the First Mortgage Loans held as Collateral (such amount not to exceed the par amount thereof), if Lender has received evidence satisfactory to it that the Certificates related to such First Mortgage Loans will be insured by an Insurer and (B) such other percentage of the par amount of the First Mortgage Loans held as Collateral, as the Lender determines in its sole discretion, if the Certificates related to such First Mortgage Loans receive their credit enhancement other than from an Insurer, including, without limitation, from credit enhancement provided by a senior/subordinated structure,

                  (ii) the lesser of (A) the aggregate par amount of the Fixed-Rate Mortgage Loans held as Collateral and (B) 92.5% of the aggregate market value of the Fixed-Rate Mortgage Loans held as Collateral, and

                  (iii) the lesser of (A) the aggregate par amount of the Designated Loans held as Collateral and (B) 92.5% of the aggregate market value of Designated Loans held as Collateral, in each case as determined by the Lender and notified to the Borrower on the third business day of each week (or, in the sole discretion of the Lender following notice to the Borrower, on any business day), the Borrower shall no later than one business day after receipt of notice of such excess, either prepay such Advances (together with interest thereon) in part or in whole or pledge additional Collateral (as hereinafter defined) to the Lender, such that after giving effect to such prepayment or pledge the unpaid principal amount of such Advances does not exceed such lesser amount.

          (l) Notwithstanding anything to the contrary in this Agreement, the Lender shall have no obligation to make any Advance hereunder if (i) the Lender is unable, after good faith effort, to obtain a source of funds for the proposed Advance on substantially the same economic terms as are available to the Lender as of the date of this Agreement, or (ii) there shall have occurred any material adverse change in (A) the financial condition of the Lender, (B) the financial markets generally or (C) the secondary market for mortgage loans or mortgage-related securities. The Lender shall promptly notify the Borrower of any such determination by the Lender.

          (m) (i) No Advance shall be made in respect of any First Mortgage Loan or Fixed-Rate Mortgage Loan unless the Lender shall have received evidence satisfactory to it that: (A) such First Mortgage Loan was originated in accordance with the underwriting guidelines established by the Borrower and agreed to by both an Insurer (for the related Certificates) and PSI, (B) a third-party, acceptable to PSI, has determined that such First Mortgage Loan meets the aforementioned underwriting guidelines, and (C) such First Mortgage Loan meets the eligibility criteria of an Insurer (for the related Certificates); and

          (ii) No Advance shall be made in respect of any Designated Loan unless the Lender in its sole discretion determines that such loan is satisfactory to it.

          (n) No Advance shall be made in respect of a Fixed-Rate Mortgage Loan if the aggregate principal amount of all Advances previously made and outstanding in respect of Fixed-Rate Mortgage Loans (and the amount of the Advance to be made) exceeds $50,000,000.

          Section 3.  Purpose and Disbursement of Funds Advanced.  Each Advance
          ----------  ------------------------------------------
shall be used to originate six-month LIBOR-indexed first mortgage loans ("First
                                                                          -----
Mortgage Loans"), fixed-rate first or second mortgage loans ("Fixed-Rate
- --------------                                                ----------
Mortgage Loans") and such other loans, including but not limited to loans not
- --------------
originated by the Borrower and non-LIBOR indexed loans, as the Lender in its sole discretion determines are acceptable to it (the "Designated Loans"), as identified to the Lender in writing from time to time. All Advances shall be disbursed by the Custodian in accordance with Section 15 of the Custodial Agreement.

          Section 4.  No Commitment to Extend Maturity Date or Termination Date.
          ----------  ---------------------------------------------------------
The Lender shall have no obligation hereunder to extend the Maturity Date of any Advance or the Termination Date hereunder, and the Borrower expressly waives, and agrees not to assert, any claim or cause of action the Borrower may have in respect of any determination by the Lender not to extend the Maturity Date of any Advance or the Termination Date hereunder.

          Section 5.  Mortgage Files and Custodian; Secured Obligations.  (a) In
          ----------  -------------------------------------------------
connection with each Advance, the Borrower shall deliver, or heretofore has delivered, to Chemical Bank, as custodian (the "Custodian") on behalf of the
                                                ---------
Lender, the documents and instruments listed in Section 2 of that certain Custodial Agreement, dated as of April 5, 1993 (as heretofore amended to date and as amended by the Second Amendment thereto, dated as of October 29, 1993, the "Custodial Agreement"), among the Borrower, the Lender, and the Custodian,
     -------------------
and the Borrower shall further cause to be delivered to the Custodian the documents and instruments described in the last sentence of Section 2 of the Custodial Agreement as and to the extent required to be delivered to the Custodian pursuant thereto. All such documents and instruments evidencing and relating to the Mortgage Loans (collectively, the "Mortgage Loan Documents"),
                                                   -----------------------
together with all computer records and tapes relating thereto, and any proceeds thereof, are hereinafter referred to as the "Collateral". Pursuant to the
                                             ----------
Custodial Agreement, the Custodian shall hold the Mortgage Loan Documents on behalf of the Lender pursuant to terms of the Custodial Agreement and shall deliver to the Lender a Certification (as defined in the Custodial Agreement) to the effect that it has reviewed such Mortgage Loan Documents in the manner required by the Custodial Agreement and identifying any deficiencies in such Mortgage Loan Documents as so reviewed.

          (b) The Borrower hereby pledges and grants a security interest in all of its respective right, title and interest in and to the Collateral to the Lender to secure the repayment of principal of and interest on all Advances and all other amounts owing to the Lender hereunder (collectively, the "Secured
                                                                    -------
Obligations").  The Borrower agrees to mark its computer records and tapes to
- -----------
evidence the security interests granted to the Lender hereunder.

          Section 6.  Representations and Warranties.  (a) The Borrower
          ----------  ------------------------------
represents and warrants to the Lender that:

               (i) It has been duly organized and is validly existing as a corporation in good standing under the laws of the State of California.

               (ii) It is duly licensed as a licensee or is otherwise qualified in each state in which it transacts business and is not in default of such state's applicable laws, rules and regulations. It has the requisite power and authority and legal right to own and grant a lien on all of its right, title and interest in and to the Collateral, and to execute and deliver, engage in the transactions contemplated by, and perform and observe the terms and conditions of, this Agreement, the Secured Note and the Custodial Agreement.

               (iii) At all times after the Custodian has received a Mortgage Loan from the Borrower and until payment in full of the Advances, the Borrower will not commit any act in violation of applicable laws, or regulations promulgated pursuant thereto.

               (iv) It is solvent and is not in default under any mortgage, borrowing agreement or other instrument or agreement pertaining to indebtedness for borrowed money, and the execution, delivery and performance by it of this Agreement, the Secured Note and the Custodial Agreement do not conflict with any term or provision of its certificate of incorporation or by-laws or any law, rule, regulation, order, judgment, writ, injunction or decree applicable to any of them of any court, regulatory body, administrative agency or governmental body having jurisdiction over it and will not result in any violation of any such mortgage, instrument or agreement.

               (v) All financial statements or certificates of the Borrower or any of its officers furnished to the Lender are true and complete and do not omit to disclose any material liabilities or other facts relevant to the Borrower's condition. All such financial statements have been prepared in accordance with GAAP. No financial statement or other financial information as of a date later than September 30, 1993, has been furnished by the Borrower to any lender that has not been furnished to the Lender.

               (vi) No consent, approval, authorization or order of, registration or filing with, or notice to any governmental authority or court is required under applicable law in connection with the execution, delivery and performance by it of this Agreement, the Secured Note or the Custodial Agreement, where the failure to obtain any of the foregoing would materially adversely affect the business, operations, property or financial condition of the Borrower taken as a whole, the ability of the Borrower to perform its obligations under this Agreement, the Secured Note or the Custodial Agreement or the validity or enforceability of this Agreement, the Secured Note or the Custodial Agreement, except as have been obtained and are in full force and effect.

               (vii) There is no action, preceding or investigation pending or, to the best of its knowledge, threatened against it before any court, administrative agency or other tribunal (A) asserting the invalidity of this Agreement, the Custodial Agreement or the Secured Note, (B) seeking to prevent the consummation of any of the transactions contemplated by this Agreement, the Custodial Agreement or the Secured Note, or (C) which might materially and adversely affect the validity of the Mortgage Loans or the performance by it of its obligations under, or the validity or enforceability of, this Agreement, the Secured Note or the Custodial Agreement.

               (viii) There has been no material adverse change in the business, operations, financial condition, properties or prospects of the Borrower since September 30, 1993.

               (ix) This Agreement, the Secured Note and the Custodial Agreement have each been duly authorized, executed and delivered by the Borrower, all requisite corporate action having been taken, and each is legal, valid and binding and enforceable against the Borrower in accordance with its terms.

          (b) With respect to every Mortgage Loan delivered or to be delivered to the Custodian, the Borrower warrants to the Lender that:

               (i) Such Mortgage Loan and all accompanying documents are complete and authentic and all signatures thereon are genuine.

               (ii) Such Mortgage Loan arose from a bona fide loan, complying with all applicable State and Federal laws and regulations, to persons having legal capacity to contract and is not subject to any defense, set-off or counterclaim.

               (iii) All amounts represented to be payable on such Mortgage Loan are, in fact, payable in accordance with the provisions of such Mortgage Loan.

               (iv) No monetary default has occurred in any provisions of such Mortgage Loan that has or will cause a prepayment of Advances made in respect of such Mortgage Loan pursuant to Section 13 hereof, and no non-monetary default has occurred in any provisions of such Mortgage Loan.

               (v) To the best of the Borrower's knowledge, any property subject to any security interest given in connection with such Mortgage Loan is not subject to any encumbrance other than a stated first or second mortgage.

               (vi) The Borrower held good and indefeasible title to, and was the sole owner of, such Mortgage Loan subject to no liens, charges, mortgages, participations, encumbrances or rights of others or other liens released simultaneously with such pledge.

               (vii) Each Mortgage Loan conforms to the description thereof as set forth on the attached Mortgage Loan Schedule (as defined in the Custodial Agreement).

               (viii) All disclosures required by Regulation Z of the Board of Governors of the Federal Reserve System promulgated pursuant to the statute commonly known as the Truth-in-Lending Act and the Notice of the Right of Rescission required by said statute and regulation have been properly made and given.

               (ix) None of the Mortgage Loans repurchased by the Borrower from lenders were repurchased because such Mortgage Loans were in default to such other lenders.

               (x) Upon receipt by the Custodian of the Collateral with respect to any Mortgage Loan and for so long as the Custodian maintains actual physical possession of such Collateral, the Custodian shall have, for the benefit of the Lender, a fully-perfected first priority security interest in such Collateral; provided, however, until such time as assignments of
                         --------  -------
     mortgage with respect to the Mortgage Loans are recorded in the appropriate office in the name of the Custodian (1) the Custodian may not independently be able to enforce a mortgage against the related mortgage property or the related mortgagor, (2) the related Borrower could record an assignment of such mortgage in the name of a third party or record a discharge and satisfaction of such mortgage with the result that, in the former case such third party could acquire the rights represented by such mortgage and, in the latter case, the lien of such mortgage could be discharged, with the result that such mortgage note would no longer be secured by the related property and (3) any notice which may be given to the record holder of a mortgage, including, without limitation, notices regarding the non-payment of real estate taxes, would instead be given to the applicable Borrower.

               (xi) The additional representations and warranties set forth in schedule 1 attached hereto are true and correct with respect to each
     ----------
     Mortgage Loan.


          Section 7.  Rights of Lender; Limitations on Lender's Obligations.
          ----------  -------------------------------------------------------
(a) Anything herein to the contrary notwithstanding, the Borrower shall remain liable under each of the Mortgage Loan Documents to which it is a party to observe and perform all the conditions and obligations to be observed and performed by it thereunder, all in accordance with and pursuant to the terms and provisions of each such Mortgage Loan Document. The Lender shall not have any obligation or liability under any Mortgage Loan Document by reason of or arising out of this Agreement or the receipt by the Lender of any payment relating to such Mortgage Loan Document pursuant hereto, nor shall the Lender be obligated in any manner to perform any of the obligations of the Borrower under or pursuant to any Mortgage Loan Document, to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by it or as to the sufficiency of any performance by any party under any Mortgage Loan Document, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

          (b) Upon the request of the Lender at any time after the occurrence and during the continuance of an Event of Default, the Borrower shall notify parties to the Mortgage Loan Document to which it is a party that the Mortgage Loan Documents have been assigned to the Lender and that payments in respect thereof shall be made directly to the Lender. The Lender may in its own name or in the name of others communicate with parties to the Mortgage Loan Documents to verify with them to its satisfaction the existence, amount and terms of any Mortgage Loan Documents.

          Section 8.  Covenants.  The Borrower covenants and agrees with the
          ----------  ---------
Lender that, from and after the date of this Agreement until the obligations of the Borrower hereunder and under the Secured Note is paid in full:

               (a) Further Documentation.  At any time and from time to time,
                   ---------------------
     upon the written request of the Lender, and at the sole expense of the Borrower, the Borrower will promptly and duly execute and deliver such further instruments and documents and take such further action as the Lender may reasonably request for the purpose of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted, including, without limitation, the filing of any financing or continuation statements under the Uniform Commercial Code in effect in any jurisdiction with respect to the security interests created hereby and the delivery to the Lender of any reports or notices provided to the Borrower by the Subservicer (as defined below) in connection with the Mortgage Loans. The Borrower also hereby authorizes the Lender to file any such financing or continuation statement without the signature of the Borrower to the extent permitted by applicable law. A carbon, photographic or other reproduction of this Agreement shall be sufficient as a financing statement for filing in any jurisdiction.

               (b) Limitation on Liens on Collateral.  The Borrower will not,
                   ---------------------------------
     nor will it permit or allow the Subservicer to, create, incur or permit to exist, will defend the Collateral against, and the Borrower will take such other action as is necessary to remove, any lien, security interest or claim on or to the Collateral, other than the security interests created hereby, and will defend the right, title and interest of the Lender in and to any of the Collateral against the claims and demands of all persons whomsoever.

               (c) Limitations on Modifications, Waivers and Extensions of
                   ----------------------------------------------------
     Contracts.  The Borrower will not, nor will it permit or allow the
     ---------
     Subservicer to, (i) amend, modify, terminate or waive any provision of any Mortgage Loan Document to which the Borrower is a party in any manner which could reasonably be expected to materially adversely affect the value of such Mortgage Loan Document as Collateral, (ii) fail to exercise promptly and diligently each and every material right which the Borrower may have under each such Mortgage Loan Document (other than any right of termination) where the failure to so act could materially adversely affect the Collateral relating to such Mortgage Loan Document or (iii) fail to deliver to the Lender a copy of each material demand, notice or document received by it relating in any way to any such Mortgage Loan Document other than any such demand, notice or document relating to the delinquency of a Mortgage Loan Document or the bankruptcy of the obligor thereunder.

               (d) Further Identification of Collateral.  The Borrower will
                   ------------------------------------
     furnish to the Lender from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Lender may reasonably request, all in reasonable detail.

               (e) Limitation on Foreclosure.  The Borrower will not, nor will
                   -------------------------
     it permit or allow the Subservicer to, take title to real estate mortgaged in connection with a Mortgage Loan, whether by means of a foreclosure action (judicial or non-judicial), acceptance of a deed in lieu of foreclosure, or any voluntary transfer, without the express written consent of the Lender.

               (f) Limitation on Collection Account.  The Borrower will not
                   --------------------------------
     permit or allow the Subservicer to establish a "collection account" with a financial institution other than one acceptable to the Lender in the exercise of its reasonable discretion.

               (g) Notices.  The Borrower will notify the Lender promptly, in
                   -------
     reasonable detail and in accordance with Section 22 of this Agreement, (i) of any lien or security interest (other than security interests created hereby) on, or claim asserted against, any of the Collateral, (ii) of the occurrence of any other event which could reasonably be expected to have a material adverse effect on the aggregate value of the Collateral or on the security interests created hereunder, and (iii) of the existence of circumstances requiring the Borrower, or permitting the Lender to require the Borrower, to prepay the Loans pursuant to Section 2(k), Section 9(b) or
     Section 13 hereof.

          Section 9.  Repayment of Advances If Mortgage Loan Found Defective.
          ----------  ------------------------------------------------------
(a) Upon discovery by the Borrower, the Lender or the Custodian of any breach of any of the representations and warranties listed in Section 6 hereof, the party discovering such breach shall promptly give notice of such discovery to the others.

          (b) The Lender has the right to require, in its unreviewable discretion, the Borrower to prepay the amount of any Advance made in respect of any Mortgage Loan which breaches one or more of the representations and warranties, listed in Section 6(b) hereof, no later than one business day after notice from the Lender to the Borrower of such breach.

          Section 10.  Release of Mortgage Files following Payment of Secured
          -----------  ------------------------------------------------------
Obligations.  The Lender agrees to cause to be delivered the documents and
- -----------
instruments held by the Custodian on the Lender's behalf pursuant to Section 5 hereof upon request of the Borrower upon payment in full of the Secured Obligations.

          Section 11.  Servicing.  The Borrower shall, or shall cause the
          -----------  ---------
Subservicer to, service the Mortgage Loans in accordance with the standards, covenants and terms set forth in the draft of the Mortgage Loan Subservicing Agreement (the "Subservicing Agreement") attached hereto as Schedule 2. The
                                                            ----------
term "Subservicer" as used herein means Lomas Mortgage USA, Inc., as subservicer
      -----------
pursuant to that certain Mortgage Loan Subservicing Agreement, in form and substance satisfactory to the Lender, to be entered into by the Borrower and Lomas Mortgage USA, Inc. The Borrower will not, nor will it permit or allow the Subservicer to, amend or modify the Subservicing Agreement without the express written consent of the Lender, which consent shall not be unreasonably withheld.

          Section 12.  No Oral Modifications:  Successors and Assigns.  No
          -----------  ----------------------------------------------
provisions of this Agreement shall be waived or modified except by a writing duly signed by the authorized agents of the Lender and the Borrower. This Agreement shall be binding upon the successors and assigns of the parties hereto.

          Section 13.  Monthly Report.  The Borrower shall provide the Lender,
          -----------  --------------
no later than ten (10) days following the end of each month, with an accurate listing of each Mortgage Loan maintained in the warehouse facility as of the last day of such month. With respect to any Mortgage Loan, in the event that more than one monthly installment of such Mortgage Loan is delinquent as of the end of any calendar month, the Borrower shall prepay the amount of the Advances made in respect of such Mortgage Loan or pledge one or more replacement Mortgage Loans having an aggregate unpaid principal amount of not less than the principal amount of such delinquent Mortgage Loan and otherwise meeting the requirements of this Agreement and the Custodial Agreement.

          Section 14.  Events of Default.  Each of the following shall
          -----------  -----------------
constitute an event of default (an "Event of Default") hereunder (a "Default"
                                    ----------------
being any of the following whether or not any requirement for the giving of notice, the lapse of time, or both, has been satisfied):

               (a) Failure of the Borrower to make any payment of interest or principal or any other sum which has become due, whether by acceleration or otherwise, under the terms of the Secured Note, this Agreement or any other document evidencing or securing indebtedness of the Borrower to the Lender;

               (b) Failure of the Borrower to prepay Advances or pledge additional Collateral when required to do so pursuant to Section 2(k),
     Section 9(b) or Section 13 hereof;

               (c) Failure of the Borrower to observe or perform any other agreement contained in this Agreement thirty days after notice from the Lender of such failure to observe or perform;

               (d) Any representation or warranty made by the Borrower herein in connection with any Advance made hereunder or in any certificate, document or financial or other statement furnished at any time under or in connection with this Agreement or the Custodial Agreement (including without limitation, Schedule 1 to the Custodial Agreement), shall prove to have been incorrect in any material respect on or as of the date made;

               (e) Assignment or attempted assignment by the Borrower of this Agreement or any rights hereunder, without first obtaining the specific written consent of Lender, or the granting by the Borrower of any security interest, lien or other encumbrance on any Collateral to other than the Lender;

               (f) The filing by or against the Borrower or any subsidiary of the Borrower of a petition for liquidation, reorganization, arrangement or adjudication as a bankrupt or similar relief under the bankruptcy, insolvency or similar laws of the United States or any state or territory thereof or of any foreign jurisdiction; the failure of the Borrower or such subsidiary to secure dismissal of any such petition filed against it within thirty (30) days of such filing; the making of any general assignment by the Borrower or any subsidiary for the benefit of creditors; the appointment of a receiver or trustee for the Borrower or any subsidiary, or for any part of the Borrower or such subsidiary's assets; the institution by the Borrower or any subsidiary of any other type of insolvency proceeding (under the Bankruptcy Code or otherwise) or of any formal or informal proceeding, for the dissolution or liquidation of, settlement of claims against, or winding up of the affairs of, the Borrower or any subsidiary; the institution of any such proceeding against the Borrower or any subsidiary if the Borrower or such subsidiary shall fail to secure dismissal thereof within thirty (30) days thereafter; the consent by the Borrower or any subsidiary to any type of insolvency proceeding against the Borrower or such subsidiary (under the Bankruptcy Code or otherwise); the occurrence of any event or existence of any condition which could be the ground, basis or cause for any proceeding or petition described in this
     Section 14(f);

               (g) Any materially adverse change in the business, operations, financial condition, properties or prospects of the Borrower or of any subsidiary as determined by the Lender in its discretion or the existence of any other condition which, in the Lender's determination, constitutes an impairment of the Borrower's or such subsidiary's ability to perform their obligations under this Agreement or the Borrower's obligations under the Secured Note; and

               (h) Failure by the Borrower or the Subservicer to service the Mortgage Loans in substantial compliance with the servicing requirements set forth in the Subservicing Agreement, subject to any applicable grace period.

          Section 15.  Remedies Upon Default.  (a) Upon the happening of one or
          -----------  ---------------------
more Events of Default, the Lender may immediately declare the principal of all Advances under the Secured Note then outstanding to be immediately due and payable, together with all interest thereon and fees and expenses accruing under this Agreement; provided that upon the occurrence of the Event of Default referred to in Section 14(f), such amounts shall immediately and automatically become due and payable without any further action by any person or entity. Upon such declaration or such automatic acceleration, the balance then outstanding on the Secured Note shall become immediately due and payable without presentation, demand or further notice of any kind to the Borrower.

          (b) Upon the happening of one or more Events of Default, the Lender shall have the right to obtain physical possession of all files of the Borrower relating to the Collateral and all documents relating to the Collateral which are then or may thereafter come in to the possession of the Borrower or any third party acting for the Borrower, and the Borrower shall deliver to the Lender such assignments of mortgage as the Lender shall request. The Lender shall be entitled to specific performance of all agreements of the Borrower contained in this Agreement.

          (c) Upon the happening of one or more Events of Default, the Lender shall have the right to collect and receive all further payments made on the Collateral, and if any such payments are received by the Borrower, the Borrower shall not commingle the amounts received with other funds of the Borrower and shall promptly pay them over to the Lender. In addition, the Lender shall have the right to dispose of the Collateral as provided herein, or as provided in the other documents executed in connection herewith, or in any commercially reasonable manner, or as provided by law. The Lender shall be entitled to place the Mortgage Loans which it recovers after any default in a pool for issuance of asset-backed securities at the then-prevailing price for such securities and to sell such securities for such prevailing price in the open market as a commercially reasonable disposition of collateral subject to the applicable requirements of the New York UCC. The Lender shall also be entitled to sell any or all of such Mortgage Loans individually for the prevailing price as a commercially reasonable disposition of collateral subject to the applicable requirements of the New York UCC. The specification in this Section 15 of manners of disposition of collateral as being commercially reasonable shall not preclude the use of other commercially reasonable methods (as contemplated by the New York UCC) at the option of the Lender. Upon disposition of the Collateral and repayment in full to the Lender of all amounts owing hereunder plus the reasonable expenses incurred (including fees and expenses of its counsel), the Lender shall promptly remit any remaining proceeds to the Borrower or as required by law or as a court of competent jurisdiction shall direct.

          Section 16.  Indemnification and Expenses.  (a) The Borrower agrees to
          -----------  ----------------------------
hold the Lender harmless from and indemnifies the Lender against all liabilities, losses, damages, judgments, costs and expenses of any kind which may be imposed on, incurred by, or asserted against the Lender relating to or arising out of this Agreement, the Secured Note, the Custodial Agreement, any transaction contemplated hereby or thereby, or any amendment, supplement or modification of, or any waiver or consent under or in respect of this Agreement, the Secured Note, the Custodial Agreement, or any transaction contemplated hereby or thereby, resulting from anything other than the Lender's gross negligence or willful misconduct. In any suit, proceeding or action brought by the Lender in connection with any Mortgage Loan Document for any sum owing thereunder, or to enforce any provisions of any Mortgage Loan Document, the Borrower will save, indemnify and keep the Lender harmless from and against all expense, loss or damage suffered by reason of any defense, set-off, counterclaim, recoupment or reduction or liability whatsoever of the obligor thereunder, arising out of a breach by the Borrower of any obligation thereunder or arising out of any other agreement, indebtedness or liability at any time owing to or in favor of such obligor or its successors from the Borrower. The Borrower also agrees to reimburse the Lender for all its costs and expenses incurred in connection with the enforcement or the preservation of the Lender's rights under this Agreement, the Secured Note, the Custodial Agreement, or any transaction contemplated hereby or thereby, including, without limitation, the reasonable fees and disbursements of counsel. The Borrower hereby acknowledges that, notwithstanding the fact that the Secured Note is secured by the Collateral, the obligation of the Borrower under the Secured Note is a recourse obligation of the Borrower.

          (b) The Borrower agrees to pay as and when billed by the Lender all of the out-of-pocket costs and expenses incurred in connection with the development, preparation and execution of, and any amendment, supplement or modification to this Agreement, the Secured Note, the Custodial Agreement, or any other documents prepared in connection herewith or therewith, and the consummation and administration of the transactions contemplated hereby and thereby including, without limitation, (i) all the reasonable fees, disbursements and expenses of Lender's counsel, (ii) all the reasonable due diligence, inspection, testing and review costs and expenses incurred by the Lender (or a third-party contract underwriter that is both acceptable to the Lender and is acting on behalf of the Lender), with respect to Mortgage Loans pledged as Collateral under this Agreement and (iii) all the fees and expenses incurred by the Custodian in connection with its duties under the Custodial Agreement.

          (c) The Borrower's agreements in this Section 16 shall survive the payment in full of the Secured Note and the expiration or termination of this Agreement.

          Section 17.  Power of Attorney.  The Borrower hereby authorizes the
          -----------  -----------------
Lender (without requiring the Lender), at the Borrower's expense, to file such financing statement or statements relating to the Collateral without the Borrower's signature thereon as the Lender at its option may deem appropriate, and appoints the Lender as the Borrower's attorney-in-fact to execute any such financing statement or statements in the Borrower's name and to perform all other acts which the Lender deems appropriate to perfect and continue the security interest granted hereby and to protect, preserve and realize upon the Collateral, including, but not limited to, the right to endorse notes, complete blanks in documents and sign assignments on behalf of the Borrower as its attorney-in-fact. This Power of Attorney is coupled with an interest and is irrevocable without the Lender's consent. Notwithstanding the foregoing, the power of attorney hereby granted may be exercised only during the occurrence and continuance of any Event of Default hereunder.

          Section 18.  No Duty on Lender's Part.  The powers conferred on the
          -----------  ------------------------
Lender hereunder are solely to protect the Lender's interests in the Collateral and shall not impose any duty upon it to exercise any such powers. The Lender shall be accountable only for amounts that it actually receives as a result of the exercise of such powers, and neither it nor any of its officers, directors, employees or agents shall be responsible to the Borrower for any act or failure to act hereunder, except for its own gross negligence or willful misconduct.

          Section 19.  Limitation on Duties Regarding Presentation of
          -----------  ----------------------------------------------
Collateral.  The Lender's sole duty with respect to the custody, safekeeping and
- ----------
physical preservation of any Collateral in its possession, under Section 9-207 of the Uniform Commercial Code or otherwise, shall be to deal with it in the same manner as the Lender deals with similar property for its own account. Neither the Lender nor any of its directors, officers, employees or agents shall be liable for failure to demand, collect or realize upon all or any part of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of the Borrower or otherwise.

          Section 20.  Powers Coupled with an Interest.  All authorizations and
          -----------  -------------------------------
agencies herein contained with respect to the Collateral are irrevocable and powers coupled with an interest.

          Section 21.  Severability.  Any provision of this Agreement which is
          -----------  ------------
prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

          Section 22.  Notices.  All written communications hereunder shall be
          -----------  -------
mailed, telecopied or delivered to the respective addresses as listed in the Custodial Agreement or to such other address as shall be designated by a party in a written notice to the other parties. All such notices and communications shall be effective when delivered to the party to which such notice is to be given.

          Section 23.  Certain Definitions.  The following capitalized terms are
          -----------  -------------------
defined in the corresponding sections specified below:

          "Advance" - Section 1.
           -------

          "Agreement" - Introductory Clause.
           ---------

          "Borrower" - Introductory Clause.
           --------

          "Certificates" - Recitals.
           ------------

          "Certification" - Section 5.
           -------------

          "Collateral" - Section 5.
           ----------

          "Custodial Agreement" - Section 5.
           -------------------

          "Custodian" - Section 5.
           ---------

          "Default" - Section 14.
           -------

          "Designated Loans" - Section 3.
           ----------------

          "Event of Default" - Section 14.
           ----------------

          "First Mortgage Loans" - Section 4.
           --------------------

          "Fixed-Rate Mortgage Loans" - Section 4.
           -------------------------

          "Funding Date" - Section 1.
           ------------

          "Insurer" - Section 1.
           -------

          "Interest Payment Date" - Section 2.
           ---------------------

          "Lender" - Introductory Clause
           ------

          "LIBOR" - Section 2.
           -----

          "Maturity Date" - Section 2.
           -------------

          "Mortgage Loan Documents" - Section 5.
           -----------------------

          "Mortgage Loans" - Recitals.
           --------------

          "NY UCC" - Section 2.
           ------

          "PSI" - Recitals.
           ---

          "Secured Note" - Section 2.
           ------------

          "Secured Obligations" - Section 5.
           -------------------

          "Subservicer" - Section 11.
            ----------

          "Subservicing Agreement" - Section 11.
           ----------------------

          "Termination Date" - Section 2.
           ----------------

          Section 24.  Paragraph Headings.  The paragraph headings used in this
          -----------  ------------------
Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

          Section 25.  No Waiver; Cumulative Remedies.  The Lender shall not by
          -----------  ------------------------------
any act (except by a written instrument pursuant to Section 12 hereof), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Event of Default or in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of the Lender, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Lender of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Lender would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any rights or remedies provided by law.

          Section 26.  Agreement Constitutes Security Agreement.  This Agreement
          -----------  ----------------------------------------
is intended by the parties hereto to be governed by New York law, and to constitute a security agreement within the meaning of the New York UCC.

          IN WITNESS WHEREOF, the parties have executed this Agreement the day and year first above written.

                              FIRST ALLIANCE MORTGAGE COMPANY

                              By:________________________________
                                Name:
                                Title:


Lender:                       PRUDENTIAL SECURITIES GROUP INC.

                              By:________________________________
                              Name:
                              Title:

                                                                      Schedule 1
                                                                      ----------

           ADDITIONAL REPRESENTATIONS AND WARRANTIES OF THE BORROWER
                        IN RESPECT OF THE MORTGAGE LOANS

          (a) The information in respect of the Mortgage Loan set forth in the related Mortgage Loan Schedule is true and correct;

          (b) The Mortgage Loan is being and will be serviced by the Borrower or the Subservicer;

          (c) The mortgage note related to the Mortgage Loan bears either a fixed-rate of interest or, if a First Mortgage Loan, a rate of interest tied to six-month LIBOR;

          (d) The mortgage related to the Mortgage Loan is a valid and subsisting first or second lien on real property subject, in the case of any second Mortgage Loan, only to a lien of a first mortgage on such real property and subject in all cases to the exceptions to title set forth in the title insurance policy or the other evidence of title in respect of the related Mortgage Loan, which exceptions are generally acceptable to prudent mortgage lending companies, and such other exceptions to which similar properties are commonly subject and which do not individually, or in the aggregate, materially and adversely affect the benefits of the security intended to be provided by such mortgage;

          (e) To the best of the Borrower's knowledge, (i) there is no delinquent tax or assessment lien on any real property mortgaged in connection with the related Mortgage Loan and (ii) such real property is free of material damage and is in average repair;

          (f) The Mortgage Loan is not subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, nor will the operation of any of the terms of the related mortgage note or the related mortgage, or the exercise of any right thereunder, render either such mortgage note or such mortgage (i) unenforceable in whole or in part, or (ii) subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, and no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto;

          (g) To the best of the Borrower's knowledge, there is no mechanics' lien or claim for work, labor or material affecting any real property mortgaged in connection with the related Mortgage Loan which is or may be a lien prior to, or equal with, the lien of mortgage securing the related Mortgage Loan except those which are insured against by a title insurance policy;

          (h) The Mortgage Loan, at the time it was made, complied in all material respects with applicable state and federal laws and regulations, including, without limitation, usury, equal credit opportunity and disclosure laws:

          (i) With respect to the Mortgage Loan, a written commitment for a lender's title insurance policy, issued in Standard American Land Title Association or California Land Title Association form, or other form acceptable in a particular jurisdiction, by a title insurance company generally acceptable to prudent mortgage lending companies and authorized to transact business in the state in which the real property mortgaged in connection with such Mortgage Loan is situated (together with a condominium endorsement, if applicable, in an amount at least equal to the original principal amount of such Mortgage Loan), insuring the mortgagee's interest under the related Mortgage Loan as the holder of a valid first or second mortgage lien of record on the real property described in the mortgage, was effective on the date of the origination of such Mortgage Loan and as of the related Funding Date for an Advance in connection with such Mortgage Loan; such commitment will be valid and thereafter the policy issued pursuant to such commitment shall continue in full force and effect;

          (j) The improvements upon the real property mortgaged in connection with the related Mortgage Loan are covered by a valid and existing hazard insurance policy (that also provides for fire and extended coverage) with a generally acceptable carrier;

          (k) A flood insurance policy is in effect with respect to the real property, mortgaged in connection with the related Mortgage Loan and located in a flood zone, with a generally acceptable carrier for a commercially reasonable amount;

          (l) The Mortgage Loan Documents for the Mortgage Loan are the legal, valid and binding obligation of the maker thereof and are enforceable in accordance with their terms, except only as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and by general principles of equity (whether considered in a proceeding or action in equity or at law), and all parties to the Mortgage Loan had full legal capacity to execute all Mortgage Loan Documents and convey the estate therein purported to be conveyed;

          (m) The Borrower has performed or directed the subservicer to perform any and all acts required to be performed to preserve the rights and remedies of the Lender in any insurance policies applicable to the Mortgage Loans including, without limitation, any necessary notifications of insurers, assignments of policies or interests therein, and establishments of co-insured, joint loss payee and mortgagee rights in favor of the Lender;

          (n) The terms of the original mortgage note and the original mortgage related to the Mortgage Loan have not been impaired, altered or modified in any material respect, except by a written instrument which has been recorded or is in the process of being recorded, if necessary, to protect the interest of the Lender in the Collateral and a certified copy of which has been delivered to the Lender or the Custodian. The substance of any such alteration or modification is reflected on the Mortgage Loan Schedule. The original mortgage was recorded (or will be duly submitted for recordation as of the time of origination of the related Mortgage Loan and the Lender or the Custodian has been provided with a certified copy thereof), and all subsequent assignments of such mortgage have been recorded (or will be duly submitted for recordation and the Lender or the Custodian has been provided with a certified copy thereof) in the appropriate jurisdictions wherein such recordation is necessary to perfect the lien thereof as against creditors of the Borrower;

          (o) No instrument of release or waiver has been executed in connection with the Mortgage Loan, and no borrower in respect of such Mortgage Loan has been released, in whole or in part;

          (p) To the best of the Borrower's knowledge, all taxes, governmental assessments, insurance premiums, water, sewer and municipal charges, leasehold payments or ground rents which previously became due and owing have been paid, or an escrow of funds has been established in an amount sufficient to pay for every such item which remains unpaid and which has been assessed but is not yet due and payable;

          (q) To the best of the Borrower's knowledge, there is no proceeding pending or threatened for the total or partial condemnation of the real property mortgaged in connection with the related Mortgage Loan, nor is such a proceeding currently occurring, and such property is undamaged by waste, fire, earthquake or earth movement, windstorm, flood, tornado or other casualty, so as to affect adversely the value of such real property as security for the Mortgage Loan or the use for which the premises were intended:

          (r) To the best of the Borrower's knowledge, all of the improvements which were included for the purpose of determining the appraised value of the real property mortgaged in connection with the related Mortgage Loan lie wholly within the boundaries and building restriction lines of such property, and no improvements on adjoining properties encroach upon such real property;

          (s) To the best of the Borrower's knowledge, no improvement located on or being part of the real property mortgaged in connection with the related Mortgage Loan is in violation of any applicable zoning law or regulation. To the best of the Borrower's knowledge, all inspections, licenses and certificates required to be made or issued with respect to all occupied portions of such real property and, with respect to the use and occupancy of the same, including (but not limited to) certificates of occupancy and fire underwriting certificates, have been made or obtained from the appropriate authorities and such real property is lawfully occupied under applicable law;

          (t) The mortgage note related to the Mortgage Loan is not and has not been secured by any collateral, pledged account or other security except the lien of the corresponding mortgage;

          (u) No Mortgage Loan was originated under a buydown plan (whereby the seller of the mortgaged property or any third party, other than the mortgagor, has agreed, or is obligated, to supplement or pay a portion of the mortgagor's mortgage payments in respect of such Mortgage Loan);

          (v) There is no obligation on the part of the Borrower or any other party to make payments in addition to those made by the borrower in respect of the Mortgage Loan;

          (w) No Mortgage Loan has a shared appreciation feature, or other contingent interest feature;

          (x) With respect to the Mortgage Loan secured by a second priority mortgage, either (i) no consent for the Mortgage Loan is required by the holder of the related first mortgage, or (ii) such consent has been obtained and is part of the Mortgage Loan Documents;

          (y) All parties which have had any interest in the Mortgage Loan, whether as mortgagee, assignee, pledgee or otherwise, are (or, during the period in which they held and disposed of such interest, were) (1) in compliance with any and all applicable licensing requirements of the laws of the state wherein the real property mortgaged in connection with the Mortgage Loan is located, and
(2)(A) organized under the laws of such state, or (B) qualified to do business in such state, or (C) federal savings and loan associations or national banks having principal offices in such state, or (D) not doing business in such state so as to require qualification or licensing;

          (z) The mortgage related to the Mortgage Loan contains a customary provision for the acceleration of the payment of the unpaid principal balance of the Mortgage Loan in the event the related security for the Mortgage Loan is sold without the prior consent of the mortgagee thereunder;

          (aa) The Mortgage related to the Mortgage Loan contains customary and enforceable provisions which render the rights and remedies of the holder thereof adequate for the realization against the real property mortgaged in connection with such Mortgage Loan of the benefits of the security, including,
(i) in the case of a mortgage designated as a deed of trust, by trustee's sale, and (ii) otherwise by judicial or non-judicial foreclosure. There is no homestead or other exemption available to the mortgagor which would materially interfere with the right to sell such real property at a trustee's sale or the right to foreclose such mortgage;

          (bb) There is no monetary default, breach, violation or event of acceleration existing under the mortgage or the mortgage note for the related Mortgage Loan and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a monetary default, breach, violation or event of acceleration that has or will cause a prepayment of Advances made in respect of such mortgage loan pursuant to section 13 of the agreement; there is no non-monetary default, breach, violation or event of acceleration existing under the mortgage or the mortgage note for the related Mortgage Loan and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a non-monetary default, breach, violation or event of acceleration; and neither the subservicer nor the borrower has waived any monetary or non-monetary default, breach, violation or event of acceleration in respect of the mortgage or the mortgage note for the related Mortgage Loan;

          (cc) All parties to the Mortgage Loan Documents had legal capacity to execute them and each such document has been duly and properly executed by such parties;

          (dd) The Mortgage Loans were not selected by the Borrower on any basis intended to adversely affect the value of the Lender's security interest therein;

          (ee) A full interior inspection appraisal was performed in connection with the real property mortgaged in connection with the Mortgage Loan;

          (ff) To the best of the Borrower's knowledge, no real property mortgaged in connection with a Mortgage Loan was, at origination, located within a 1 mile radius of any site with environmental or hazardous waste risks.

                                                                      Schedule 2
                                                                      ----------

           STANDARDS, COVENANTS AND TERMS REGARDING THE SERVICING OF
                                 MORTGAGE LOANS

                                                            CWT DRAFT 1/26/94


          FIRST AMENDMENT, dated as of January 27, 1994 (the "First Amendment"), between (i) PRUDENTIAL SECURITIES GROUP INC., A Delaware corporation (the "Lender"), and (ii) FIRST ALLIANCE MORTGAGE COMPANY, a California corporation (the "Borrower") to the Existing Agreement referred to below (as amended hereby, the "Agreement").

                                    RECITALS
                                    --------
          WHEREAS, the Lender and the Borrower are parties to the Interim Warehouse and Security Agreement dated as of October 29, 1993 (the "Existing Agreement");
          WHEREAS, the Borrower has requested that the Lender amend and waive certain provisions of the Existing Agreement as set forth below, and the Lender is willing to so amend the Existing Agreement and grant the requested waivers on the terms and conditions set forth below; and
          WHEREAS, the Borrower, among other things, has requested that the Termination Date of the Existing Agreement and the Maturity Date of certain Advances be extended; provided, that under no circumstances shall the Maturity Date of any Advance made prior to January 31, 1994 be later than the earlier of
(i) February 28, 1994, or (ii) the securitization of the Mortgage Loans in respect of which such Advance has been made;

          NOW, THEREFORE, the parties hereto hereby agree as follows:
          SECTION 1.  The Advances.
                      -------------
          (a) The first paragraph of Section 1 of the Existing Agreement is hereby amended by deleting the term "$125,000,000" and by substituting the term "$135,000,000" therefor.
          SECTION 2.  Terms and Conditions for all Advances.
                      --------------------------------------
          (a) Paragraph (a) of Section 2 of the Existing Agreement is hereby amended by deleting the last clause thereof beginning "and provided, further"
                                                           --------  -------
and by substituting the following therefor:

          "and provided, further, that in extending the Termination Date in
               --------  --------
     connection with a newly-designated public offering of Certificates to occur on or prior to such extended Termination Date, the Lender may limit the Borrower to using the proceeds of any Advances made after a date specified by the Lender to the acquisition or origination of Mortgage Loans to be refinanced by such newly-designated public offering."
          (b) Subparagraph (b)(iii) of Section 2 of the Existing Agreement is hereby amended by deleting the term "2.50%" and substituting the term "1.625%" therefor.
          (c) Paragraph (m) of Section 2 of the Existing Agreement is hereby amended by (A) deleting subparagraph (i) thereof; (B) deleting the term "(ii)" from subparagraph (ii) thereof and substituting the term "(i)" therefor and deleting the "." from the end thereof; and (C) adding the following at the end thereof:

          "; and (ii) No Advance shall be made in respect of any First Mortgage Loan or Fixed-Rated Mortgage Loan unless, if requested by the Lender, the Lender shall have reviewed a sample of the First Mortgage Loans or Fixed-Rated Mortgage Loans to be funded by such Advance and been satisfied in its sole discretion with the results of such review."

          SECTION 3.  CERTAIN DEFINITIONS.  Section 23 of the Existing Agreement
                      -------------------
is hereby amended by substituting the existing cross-references for the following terms with the following cross-references therefor in the proper alphabetical order:

          Designated Loans - Section 3

          First Mortgage Loans - Section 3

          Fixed-Rate Mortgage Loans - Section 3
          SECTION 4. The Existing Agreement is hereby amended by adding the following sections in the proper numerical order:
          Section 27.   Assignment.
          -----------   ----------

                    No Borrower may assign its rights or delegate its obligations under this Agreement without the express written consent of the Lender. The Lender may assign its rights and obligations hereunder to any affiliate of the Lender upon written notice thereof to the Borrower.

          Section 28.   Hypothecation or Pledge of Collateral.
          ----------    -------------------------------------

                    Nothing in this Agreement shall preclude the Lender from engaging in repurchase transactions with any of the Collateral or otherwise pledging, repledging, hypothecating, or rehypothecating any of the Collateral, but no such transaction shall relieve the Lender of its obligations to the Borrower under this Agreement or the Custody Agreement with respect to the Collateral.


          SECTION 5.  EXHIBIT B-1.  Exhibit B-1 of the Existing Agreement is
                      -----------
hereby deleted and exhibit b-1 in the form of APPENDIX 1 hereto is substituted therefor.

          SECTION 6.  CONDITIONS PRECEDENT.  This First Amendment shall become
                      --------------------
effective as of the date first above written provided that each of the following conditions precedent shall have been fulfilled to the satisfaction of the
Lender:

          (a) The Lender shall have received an executed counterpart hereof signed by a duly authorized officer of the Borrower.

          (b) The representations and warranties of the Borrower contained in
     Section 6 of the Existing Agreement shall be true and correct as of the date hereof; provided, however, that the references in Section 6 of the
                  --------  -------
     Existing Agreement to "September 30, 1993," shall be deemed references to "December 31, 1993".

          (c) No Default or Event of Default shall have occurred and be continuing as of the date hereof.

          (d) The Borrower shall have executed and delivered a Note Endorsement in the form of APPENDIX 2 hereto.

          (e) The Lender shall have received an opinion of counsel for the Borrower in the form of APPENDIX 3 hereto.

          SECTION 7.  REPRESENTATIONS AND WARRANTIES.  The Borrower hereby
                      ------------------------------
confirms and reaffirms the representations and warranties contained in Section 6 of the Existing Agreement; provided, however, that (i) references therein to the
                           --------  -------
"Agreement" shall be deemed to refer collectively to this first amendment, the existing agreement and the agreement, each as defined herein, and (ii) such representations and warranties shall be subject to the proviso in paragraph (b) of Section 6 of this First Amendment.


          SECTION 8.  DEFINITIONS IN THE EXISTING AGREEMENT.  Unless otherwise
                      -------------------------------------
defined in this First Amendment, terms defined in the Existing Agreement shall have their defined meanings when used herein.

          SECTION 9.  LIMITED EFFECT.  Except as expressly modified hereby, the
                      --------------
Existing Agreement continues to be, and shall remain, in full force and effect in accordance with its terms.

          SECTION 10.  COUNTERPARTS.  This First Amendment may be executed in
                       ------------
any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.

          SECTION 11.  GOVERNING LAW.  This First Amendment and the rights and
                       -------------
obligations of the parties hereunder shall be governed by, and construed in accordance with, the laws of the state of New York.

          IN WITNESS WHEREOF, the parties have caused this First Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

                              FIRST ALLIANCE MORTGAGE COMPANY


                              By:________________________________

                                Name:
                                Title:

                              PRUDENTIAL SECURITIES GROUP INC.


                              By:________________________________

                                Name:
                                Title:

                                                                      APPENDIX 1

                                                                     Exhibit B-1
                                                                     -----------

                    NOTICE OF EXTENSION OF AGREEMENT NO. __

Prudential Securities Group, Inc.
130 John Street, 24th Floor
Treasury Department
New York, New York
Attention:  Mr. William Horan
Telecopy:  212-214-7310
Confirmation:  212-214-7535

          1. Pursuant to the Interim Warehouse and Security Agreement, dated as of October 29, 1993 (as amended from time to time, the "Agreement"), between you and First Alliance Mortgage Company (the "Borrower"), the undersigned Borrower hereby requests that the Termination Date under the Agreement be extended to ________, 199__ [; provided, however, that any Advance made after [date] shall
                   --------  -------
be used solely for the acquisition or origination of Mortgage Loans to be refinanced by the public offering of Certificates to occur on or prior to the Termination Date as so extended].

The undersigned Borrower agrees that, upon acceptance by the Lender of this Notice of Extension of Agreement No. __ by signing and dating the same below, the Borrower will be bound by the terms of the Agreement as amended by this Notice of Extension of Agreement in the manner set forth in this paragraph 1 and by the terms of the Secured Note as amended by Secured Note Endorsement No. __ delivered herewith.

          2. The undersigned Borrower hereby certifies that the following statements are true and correct on the date hereof and shall be true and correct on the date of the extension of the Termination Date requested herein, before and after giving effect thereto:

     A. Each of the representations and warranties contained in the Agreement and the Custodial Agreement are true and correct in all material respects; and

     B.   No Default or Event of Default has occurred and is continuing.

          3. Unless otherwise defined in this Notice of Extension of Agreement No. __, terms defined in the Agreement shall have their defined meanings when used herein.

          4. Except as expressly modified by this Notice of Extension of Agreement No. __, the Agreement shall be in full force and effect.

          5. This Notice of Extension of Agreement No. __ and the rights and obligations of the parties hereunder and under the Agreement as amended hereby shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

          6. The undersigned Borrower are delivering herewith to the Lender (a) Secured Note Endorsement No. __ to the Secured Note, in a form reasonably acceptable to the Lender, and (b) an opinion of counsel to the Borrower, in a form reasonably acceptable to the Lender.

          IN WITNESS WHEREOF, the undersigned Borrower has caused this Notice of Extension of Agreement No. __ to be executed and delivered by its proper and duly authorized officers as of the day and year first above written.

                              FIRST ALLIANCE MORTGAGE COMPANY


                              By:  ______________________________
                                   Name:
                                   Title:

AGREED TO AND ACCEPTED:

PRUDENTIAL SECURITIES GROUP INC.

By:  ____________________________

     Name:
     Title:

Date:  __________________________

                                                                     APPENDIX  2

                                 SECURED NOTE
                               ENDORSEMENT NO. 1

                                                                January 27, 1994

          The undersigned Borrower hereby agrees with PRUDENTIAL SECURITIES GROUP INC. (the "Lender") that the Secured Note of the Borrower, dated October 29, 1993 (the "Secured Note"), as it may have been previously amended by endorsement, in the amount of $125,000,000 (the "Secured Note"), to which this Secured Note Endorsement No. 1 is attached, is hereby amended by (i) changing the Termination Date referred to therein to April 30, 1994; (ii) deleting the term "2.50%" from paragraph (a) thereof and by substituting the term "1.625%" therefor; and (iii) all references to the term "$125,000,000" shall be deemed a reference to "$135,000,000".

          This Secured Note Endorsement No. 1 is given as a renewal, rearrangement and extension of the obligations of the Borrower to the Lender under the Secured Note and is not given in substitution therefor or extinguishment thereof. The Borrower hereby authorizes the Lender to attach this Secured Note Endorsement No. 1 to the Secured Note.

Borrower:                              FIRST ALLIANCE MORTGAGE COMPANY


                                       By:      ______________________________
                                           Name:
                                           Title:


Lender:                                PRUDENTIAL SECURITIES GROUP INC.


                                       By:      ______________________________
                                          Name:
                                          Title:

                                                                      APPENDIX 3


           [Letterhead of Counsel to First Alliance Mortgage Company]

                                January 27, 1994

Prudential Securities Group Inc.
199 Water Street
New York, New York  10292-0001

Gentlemen:

          I am the counsel to First Alliance Mortgage Company, a California Corporation (the "Borrower") and have acted as such in connection with the execution and delivery of the following documents:

       (i) the Interim Warehouse and Security Agreement, dated as of October 29, 1993, as heretofore amended to date, (the "Interim Warehouse Agreement"), between Prudential Securities Group Inc. (the "Lender") and the Borrower;

       (ii) the Secured Note (the "Note") dated October 29, 1993, as heretofore amended by endorsement, made by the Borrower in favor of the Lender;

       (iii) the Custodial Agreement, dated April 5, 1993, as heretofore amended to date, (the "Custodial Agreement"), among the Borrower, the Lender and Chemical Bank (the "Custodian");

       (iv) the First Amendment, dated January __, 1994 (the "First Amendment") to the Interim Warehouse Agreement, between the Borrower and the Lender;

       (v) Secured Note Endorsement No. 1, dated January __, 1994, to the Note (the "Endorsement");

       (vi) the Notice of Extension of Agreement No. 1, dated January __, 1994 (the "Notice of Extension"), between the Borrower and the Lender; and

       (vii) the Notice of Extension (the "Notice"), dated January __, 1994, relating to the Maturity Dates of certain Advances made on or prior to January 31, 1994;

       (viii) The documents described in the foregoing clauses (iv) (v), (vi) and (vii) are hereinafter referred to as the "Delivered Documents."

          Capitalized terms used herein and not defined herein shall have the meanings assigned to them in the Interim Warehouse Agreement.

          I have examined executed copies of the Interim Warehouse Agreement, the Note, the Custodial Agreement, and the Delivered Documents. I have also examined originals or photostatic or certified copies of all such corporate records of the Borrower, and such certificates of public officials, certificates of corporate officers, and other documents, as I have deemed appropriate and necessary as a basis for the opinions hereinafter expressed. In making my examination and rendering the opinions hereinafter expressed I have assumed that each party to each of the Interim Warehouse Agreement, the Custodial Agreement, and the Delivered Documents (other than the Borrower) has the corporate power to enter into and perform all of its obligations thereunder, (ii) the due authorization, execution and delivery of each of the Interim Warehouse Agreement, the Custodial Agreement, and the Delivered Documents by the parties thereto (other than the Borrower) and (iii) the validity and binding effect on the parties thereto (other than the Borrower) of each of the Interim Warehouse Agreement, the Custodial Agreement and the Delivered Documents.

          The opinions expressed below with respect to enforceability are subject to the following additional qualifications:

       (a) The effect of bankruptcy, insolvency, reorganization, moratorium, receivership, or other similar laws of general applicability relating to or affecting creditors' rights generally in the event of bankruptcy, insolvency, reorganization, moratorium or receivership.

       (b) The application of general principles of equity, including, but not limited to, the right of specific performance (regardless of whether enforceability is considered in a proceeding in equity or at law).

          Based upon the foregoing, I am of the opinion that:

          1. The Borrower is a corporation duly organized, validly existing and in good standing under the laws of the State of California, and the Borrower is licensed or qualified to do business in each state wherein it owns property or is required to be so qualified or licensed.

          2. The Borrower has the corporate power and legal right to execute and deliver each of the Delivered Documents, to borrow under the Interim Warehouse Agreement and the Note, as amended by the Delivered Documents, and to grant liens under the Interim Warehouse Agreement, as amended by the First Amendment, and has taken all necessary corporate action to authorize such borrowing and such granting of liens upon the terms and conditions of the Interim Warehouse Agreement, as amended by the First Amendment, and to authorize the execution and delivery of the Delivered Documents. No consent of any other Person (including, without limitation, stockholders of the Borrower), and no consent, license, permit, approval or authorization of, or registration or declaration with, any governmental authority, bureau of agency is required connection with the execution and delivery of the Delivered Documents or the enforceability of each of the Interim Warehouse Agreement and the Note, as amended by the Delivered Documents.

          3. Assuming for purposes of the opinion expressed in this paragraph 3 that each of the documents referred to herein is governed by the laws of the State of California, each of the Interim Warehouse Agreement and the Note, as amended by the Delivered Documents, and the Custodial Agreement constitutes the legal, valid, and binding obligation of the Borrower enforceable against the Borrower in accordance with their respective terms.

          4. The execution and delivery of the Delivered Documents and the performance of each of the Interim Warehouse Agreement and the Note, as amended by the Delivered Documents, and the Custodial Agreement will not violate any provision of any existing law or regulation or of the charter or by-laws of the Borrower or of any mortgage, indenture, contract or other undertaking to which, to the best of my knowledge (after due inquiry), the Borrower is a party or which is binding upon it or its assets, and, to the best of my knowledge (after due inquiry), will not result in the creation or imposition of any lien, charge or encumbrance on any of its assets pursuant to the provisions of any of the foregoing.

          5. No material litigation or administrative proceeding of or before any government body is presently pending, or, to the best of my knowledge (after due inquiry), threatened against the Borrower or its assets.

          6. No consent, approval, authorization or order of, registration or filing with, or notice to, any governmental authority or court is required under federal laws or the laws of the State of California for the execution and delivery of the Delivered Documents and the performance of the Interim Warehouse Agreement or the Note, as amended by the Delivered Documents, or the Custodial Agreement by the Borrower.

          7. The execution and delivery of the Delivered Documents and the performance by the Borrower of the Interim Warehouse Agreement and the Note, as amended by the Delivered Documents, and the Custodial Agreement do not conflict with or result in a breach of or constitute a default under any law, rule or regulation of the federal government or of the State of California.

          8. The Interim Warehouse Agreement, as amended by the First Amendment, together with possession by the Custodian of the promissory notes (the "Notes") evidencing the Mortgage Loans, create a perfected first priority security interest in the Notes securing the obligations of the Borrower to the Lender under the Interim Warehouse Agreement.

          9. Under the laws of the State of California, the stipulation of New York law in each of the documents referred to in paragraph 3 herein is enforceable.

          I am admitted to practice law in the State of California, and the foregoing opinions are limited to the federal law of the United States and the laws of the State of California.

                              Sincerely yours,

                         SECOND AMENDMENT TO INTERIM
                       WAREHOUSE AND SECURITY AGREEMENT


          SECOND AMENDMENT, dated as of November 10, 1994 (this "Second
                                                                 ------
Amendment"), between PRUDENTIAL SECURITIES REALTY FUNDING CORPORATION, a
- ---------
Delaware corporation (the "Lender") and FIRST ALLIANCE MORTGAGE COMPANY, a
                           ------
California corporation (the "Borrower") to the Existing Agreement referred to
                             --------
below.

                                    RECITALS

          The Lender and the Borrower are parties to a certain Interim Warehouse and Security Agreement, dated as of October 29, 1993 (as heretofore amended by that First Amendment, dated as of January 27, 1994, the "Existing Agreement"; as
                                                         ------------------
amended by this Second Amendment, the "Agreement").
                                       ---------

          The Lender and the Borrower desire to amend the Existing Agreement to lower the rate of interest borne by Advances made by the Lender to the Borrower thereunder.

          Accordingly, in consideration of the premises, the parties hereto agree as follows:

          SECTION 1.  Terms and Conditions for All Advances.  Section 2(b)(iii)
                      -------------------------------------
of the Existing Agreement is hereby amended by deleting the term "1.625%" therein and replacing in lieu thereof the term "1.375%".

          SECTION 2.  Conditions Precedent.  This Second Amendment shall become
                      --------------------
effective on the date (the "Second Amendment Effective Date") on which the
                            -------------------------------
following conditions precedent shall have been satisfied:

          2.1  Delivered Documents.  On the Second Amendment Effective Date, the
               -------------------
Lender shall have received the following documents, each of which shall be satisfactory to the Lender in form and substance:

     (a) this Second Amendment, executed and delivered by a duly authorized officer of the Borrower;

     (b) an Endorsement to the Secured Note substantially in the form of Annex A hereto, executed and delivered by a duly authorized officer of the Borrower;

     (c) such other documents as the Lender may reasonably request.

          2.2  No Default.  On the Second Amendment Effective Date, (i) the
               ----------
Borrower shall be in compliance with all the terms and provisions set forth in each Existing Agreement on its part to be observed or performed; (ii) the representations and warranties made and restated by the Borrower pursuant to
Section 3 of this Second Amendment shall be true and complete on and as of such no Default or Event of Default shall have occurred and be continuing on such date. On the Second Amendment Effective Date the Borrower shall be deemed to have certified to the Lender as set forth in this Section 2.

          SECTION 3.  Representations and Warranties.  The Borrower hereby
                      ------------------------------
confirms and reaffirms the representations and warranties contained in Section 6 of the Existing Agreement; provided, however, that (i) references therein to the
                           --------  -------
"Agreement" shall be deemed to refer collectively to this Second Amendment, the Existing Agreement, and the Agreement, each as defined herein, and (ii) references therein to "September 30, 1993" shall be deemed to be references to "September 30, 1994".

          SECTION 4.  Limited Effect.  Except as expressly amended and modified
                      --------------
by this Second Amendment, the Existing Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms.

          SECTION 5.  Definitions In Existing Agreement.  Unless otherwise
                      ---------------------------------
defined in this Second Amendment, terms defined in the Existing Agreement shall have their defined meanings when used herein.

          SECTION 6.  Counterparts.  This Second Amendment may be executed by
                      ------------
one or more of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.

          SECTION 7.  GOVERNING LAW.  THIS SECOND AMENDMENT SHALL BE GOVERNED
                      -------------
BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                            [SIGNATURE PAGE FOLLOWS]

          IN WITNESS WHEREOF, the Lender and the Borrower have caused this Second Amendment to be duly executed by their respective duly authorized officers, all as of the day and year first above written.

                              PRUDENTIAL SECURITIES REALTY
                               FUNDING CORPORATION

                              By______________________________
                                Name:
                                Title:


                              FIRST ALLIANCE MORTGAGE COMPANY,

                              By______________________________
                                Name:
                                Title:

                                                                         ANNEX A
                                                             to Second Amendment
                                                             -------------------

                            SECURED NOTE ENDORSEMENT


                               November 10, 1994

          The undersigned Borrower hereby agrees with Prudential Realty Funding Corporation (the "Lender") that the Secured Note of the Borrower, dated October 29, 1993, as it may have been previously amended by endorsement, in the amount of $85,000,000, to which this Secured Note Endorsement is attached, is hereby amended by deleting the term "1.625%" from paragraph (a) thereof, and by replacing in lieu thereof the term "1.375%".

          This Secured Note Endorsement is given as a renewal, rearrangement and extension of the obligations of the Borrower to the Lender under the Secured Note and is not given in substitution therefor or extinguishment thereof. The Borrower hereby authorizes the Lender to attach this Secured Note Endorsement to the Secured Note.



Borrower:
- ---------

                              FIRST ALLIANCE MORTGAGE COMPANY

                              By_____________________________
                                Name:
                                Title:

Lender:
- -------

                              PRUDENTIAL SECURITIES REALTY
                               FUNDING CORPORATION

                              By_____________________________
                                Name:
                                Title:

                          THIRD AMENDMENT TO INTERIM
                       WAREHOUSE AND SECURITY AGREEMENT

          THIRD AMENDMENT, dated as of March 3, 1995 (this "Third Amendment"),
                                                            ---------------
between PRUDENTIAL SECURITIES REALTY FUNDING CORPORATION, a Delaware corporation (the "Lender") and FIRST ALLIANCE MORTGAGE COMPANY, a California corporation
      ------
(the "Borrower") to the Existing Agreement referred to below.
      --------
                                    RECITALS

          The Lender and the Borrower are parties to a certain Interim Warehouse and Security Agreement, dated as of October 29, 1993 (as heretofore amended by that First Amendment, dated as of January 27, 1994, and that Second Amendment, dated as of November 10, 1994 (collectively, the "Existing Agreement")) as
                                                  ------------------
amended by this Third Amendment, the "Agreement").
                                      ---------

          The Lender and the Borrower desire to amend the Existing Agreement to increase the advance rate stated therein from 92.5% to 95.0%, as more particularly set forth below, in respect of Advances made by the Lender to the Borrower thereunder.

          Accordingly, in consideration of the premises, the parties hereto agree as follows:

          SECTION 1.  The Advances.
                      ------------

          (a) Section 1(f)(i)(A) of the Existing Agreement is hereby amended by deleting the term "92.5%" therein and replacing in lieu thereof the term "95.0%".

          (b) Section 1(f)(iii)(B) of the Existing Agreement is hereby amended by deleting the term "92.5%" therein and replacing in lieu thereof the term "95.0%".

          SECTION 2.  Terms and Conditions for All Advances.
                      -------------------------------------

          (a) Section 2(k)(i)(A) of the Existing Agreement is hereby amended by deleting the term "92.5%" therein and replacing in lieu thereof the term "95.0%".

          (b) Section 2(k)(iii)(B) of the Existing Agreement is hereby amended by deleting the term "92.5%" therein and replacing in lieu thereof the term "95.0%".

          SECTION 3.  Conditions Precedent.  This Third Amendment shall become
                      --------------------
effective on the date (the "Third Amendment Effective Date") on which the
                            ------------------------------
following conditions precedent shall have been satisfied:

          3.1  Delivered Documents.  On the Third Amendment Effective Date, the
               -------------------
Lender shall have received the following documents, each of which shall be satisfactory to the Lender in form and substance:

          (a) this Third Amendment, executed and delivered by a duly authorized officer of the Borrower;

          (b) an Endorsement to the Secured Note substantially in the form of Annex A hereto, executed and delivered by a duly authorized officer of the Borrower; and

          (c) such other documents as the Lender may reasonably request.

          3.2  No Default.  On the Third Amendment Effective Date, (i) the
               ----------
Borrower shall be in compliance with all the terms and provisions set forth in the Existing Agreement on its part to be observed or performed; (ii) the representations and warranties made and restated by the Borrower pursuant to
Section 4 of this Third Amendment shall be true and complete on and as of such date with the same force and effect as if made on and as of such date; and (iii) no Default or Event of Default shall have occurred and be continuing on such date. On the Third Amendment Effective Date the Borrower shall be deemed to have certified to the Lender as set forth in this Section 3.

          SECTION 4.  Representations and Warranties.  The Borrower hereby
                      ------------------------------
confirms and reaffirms the representations and warranties contained in Section 6 of the Existing Agreement; provided, however, that (i) references therein to the
                           --------  -------
"Agreement" shall be deemed to refer collectively to this Third Amendment, the Existing Agreement, and the Agreement, each as defined herein, and (ii) references therein to "September 30, 1993" shall be deemed to be references to December 31, 1994.

          SECTION 5.  Limited Effect.  Except as expressly amended and modified
                      --------------
by this Third Amendment, the Existing Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms.

          SECTION 6.  Definitions In Existing Agreement.  Unless otherwise
                      ---------------------------------
defined in this Third Amendment, terms defined in the Existing Agreement shall have their defined meanings when used herein.

          SECTION 7.  Counterparts.  This Third Amendment may be executed by one
                      ------------
or more of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.

          SECTION 8.  GOVERNING LAW.  THIS THIRD AMENDMENT SHALL BE GOVERNED BY,
                      -------------
AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                            [SIGNATURE PAGE FOLLOWS]

          IN WITNESS WHEREOF, the Lender and the Borrower have caused this Third Amendment to be duly executed by their respective duly authorized officers, all as of the day and year first above written.

                              PRUDENTIAL SECURITIES REALTY
                                FUNDING CORPORATION

                              By______________________________
                                Name:
                                Title:


                              FIRST ALLIANCE MORTGAGE COMPANY

                              By______________________________
                                Name:
                                Title:

                                                                         ANNEX A
                                                              to Third Amendment
                                                              ------------------

                        SECURED NOTE ENDORSEMENT NO. 10


                                     [DATE]

          The undersigned Borrower hereby agrees with Prudential Realty Funding Corporation (the "Lender") that the Secured Note of the Borrower, dated October 29, 1993, as it may have been previously amended by endorsement, in the amount of $85,000,000, to which this Secured Note Endorsement is attached, is hereby amended by deleting the term "92.5%" from each place where it is deemed to appear therein, and replacing in lieu thereof the term "95.0%".

          This Secured Note Endorsement is given as a renewal, rearrangement and extension of the obligations of the Borrower to the Lender under the Secured Note and is not given in substitution therefor or extinguishment thereof. The Borrower hereby authorizes the Lender to attach this Secured Note Endorsement to the Secured Note.



Borrower:
- ---------

                              FIRST ALLIANCE MORTGAGE COMPANY

                              By_____________________________
                                Name:
                                Title:

Lender:
- -------

                              PRUDENTIAL SECURITIES REALTY
                               FUNDING CORPORATION

                              By_____________________________
                                Name:
                                Title:

                          FOURTH AMENDMENT TO INTERIM
                       WAREHOUSE AND SECURITY AGREEMENT


          FOURTH AMENDMENT, dated as of June 29, 1995 (this "Fourth Amendment"),
                                                             ----------------
between PRUDENTIAL SECURITIES REALTY FUNDING CORPORATION, a Delaware corporation (the "Lender") and FIRST ALLIANCE MORTGAGE COMPANY, a California corporation
      ------
(the "Borrower") to the Existing Agreement referred to below.
      --------
                                    RECITALS

          The Lender and the Borrower are parties to a certain Interim Warehouse and Security Agreement, dated as of October 29, 1993 (as heretofore amended by that First Amendment, dated as of January 27, 1994, that Second Amendment, dated as of November 10, 1994 and that Third Amendment, dated as of March 3, 1995, the "Existing Agreement"; as amended by this Fourth Amendment, the "Agreement").
                                                                ---------

          Under the Existing Agreement, the Lender provides interim funding from time to time to finance the origination of certain Mortgage Loans, which Mortgage Loans are related to a specific series or class of Certificates and which Mortgage Loans are pledged to secure the advances made by the Lender thereunder, with the proceeds of the related Certificates being used to repay such advances.

          The Lender and the Borrower desire to amend the Existing Agreement to permit the Borrower to additionally utilize the proceeds of Advances to finance the origination of Mortgage Loans to be sold to one or more third-parties as whole loans.

          Accordingly, in consideration of the premises, the parties hereto agree as follows:

          SECTION 1.  Recitals.  The Recitals of the Existing Agreement are
                      ---------
hereby amended by deleting the deleting the second recital therein and replacing in lieu thereof the following:

               "WHEREAS, the Lender has agreed, subject to the terms and conditions contained herein, to provide interim funding from time to time to finance the origination of First Mortgage Loans (as defined herein), Fixed-Rate Mortgage Loans (as defined herein) and Designated Loans (as defined herein) (First Mortgage Loans, Fixed-Rate Mortgage Loans and Designated Loans are herein collectively referred to as "Mortgage Loans"), which Mortgage Loans are either (i) related to a
           --------------
          specific series or class of Certificates ("Securitization Mortgage
                                                     -----------------------
          Loans"), or (ii) are to be sold to one or more third-parties ("Whole
          -----                                                          -----
          Loan Sale Mortgage Loans"), and which Mortgage Loans are to be pledged
          ------------------------
          to
          secure the advances to be made by the Lender hereunder, with the proceeds of the sale of the related Certificates, or Whole Loan Sale Mortgage Loans, as applicable, to be used to repay such advances."

          SECTION 2.  The Advances.
                      ------------

          (a) Section 1 of the Existing Agreement is hereby amended by the first paragraph thereof and replacing in lieu thereof the following:

               "The Advances.  Subject to the terms of this Agreement, the
                ------------
          Lender agrees to lend to the Borrower from time to time an aggregate principal amount not to exceed at any one time outstanding an amount (the "Maximum Funding Amount") equal to (i) for the period from the
                ----------------------
          date hereof to and including the initial Termination Date (as defined below), $85,000,000, and (ii) if the Termination Date is extended in accordance with Section 2(a) hereof, for each subsequent Funding Period the amount specified in the Notice of Extension of Agreement delivered in accordance therewith in respect of such Funding Period, to be made in one or more advances (each an "Advance" and,
                                                       -------
          collectively, "Advances").  Each Advance shall be made on a date other
                         --------
          than a Saturday, Sunday or other day on which banks in New York City are authorized or required by law to be closed or on which the New York Stock Exchange is closed (and such date, a "Business Day") that
                                                           ------------
          is prior to the Termination Date (each such date on which an Advance is made, a "Funding Date"); provided that:";
                      ------------

          (b) Section 1(f)(i) of the Existing Agreement is hereby amended by deleting it in its entirety and replacing in lieu thereof the following Section 1(f)(i):

               "(i) the sum of (A) the lesser of (1) 95% of the market value of First Mortgage Loans which are Securitization Mortgage Loans held as Collateral (such amount not to exceed the par amount thereof), if the Lender has received evidence satisfactory to it that the Certificates related to such Securitization Mortgage Loans will be insured by the Municipal Bond Investors Assurance Corporation or another monoline insurer acceptable to the Lender (an "Insurer") and (2) such other
                                                -------
          percentage of the par amount of First Mortgage Loans which are Securitization Mortgage Loans held as Collateral, as the Lender determines in its sole discretion, if the Certificates related to such Securitization Mortgage Loans receive their credit enhancement other than from an Insurer, including, without limitation, from credit enhancement provided by a senior/subordinated structure, and (B) a percentage of the par amount of Whole Loan Sale Mortgage Loans held as Collateral as the Lender determines in its sole discretion,";

          (c) Section 1(g) of the Existing Agreement is hereby amended by adding the following clause at the end of such Section 1(g) :

               ", and, in connection with any Advance, the Lender shall have received a copy of the Mortgage Loan Subservicing Agreement, if any, in respect of the Mortgage Loans relating to such Advance, which Mortgage Loan Subservicing Agreement shall be in form and substance acceptable to the Lender".

          SECTION 3.  Terms and Conditions for all Advances.
                      -------------------------------------

          (a) Section 2(b)(iii) of the Existing Agreement is hereby amended by deleting the term "1.375%" from the first sentence thereof and adding in lieu thereof the term "1.10%".

          (b) Section 2(c) of the Existing Agreement is hereby amended by deleting the first proviso in the first sentence thereof and adding the following proviso in lieu thereof:

               "; provided, that the Maturity Date shall, for any Advance, be no
                  --------
          later than the earlier of (i) subject to the second succeeding proviso hereto, the Termination Date, (ii) the date upon which the Certificates, if any, related to the Mortgage Loans funded by such Advance shall be sold to the public, or (iii) the date upon which the Mortgage Loans funded by such Advance are sold to a third-party".

          (c) Section 2(k)(i) of the Existing Agreement is hereby amended by deleting it in its entirety and adding in lieu thereof the following Section 2(k)(i):

               "(i) the sum of (A) the lesser of (1) 95% of the market value of First Mortgage Loans which are Securitization Mortgage Loans held as Collateral (such amount not to exceed the par amount thereof), if the Lender has received evidence satisfactory to it that the Certificates related to such Securitization Mortgage Loans will be insured by the Municipal Bond Investors Assurance Corporation or another monoline insurer acceptable to the Lender (an "Insurer") and (2) such other
                                                -------
          percentage of the par amount of First Mortgage Loans which are Securitization Mortgage Loans held as Collateral, as the Lender determines in its sole discretion, if the Certificates related to such Securitization Mortgage Loans receive their credit enhancement other than from an Insurer, including, without limitation, from credit enhancement provided by a senior/subordinated structure, and (B) a percentage of the par amount of Whole Loan Sale Mortgage Loans held as Collateral as the Lender determines in its sole discretion,";

          SECTION 4.  Notice of Borrowing.  The Existing Agreement is hereby
                      -------------------
amended by deleting Exhibit D (form of Notice of Borrowing) thereof, and adding
                    ---------
in lieu thereof the Exhibit D attached hereto as Annex B.
                    ---------                    -------

          SECTION 5.  Conditions Precedent.  This Fourth Amendment shall become
                      --------------------
effective on the date (the "Fourth Amendment Effective Date") on which the
                            -------------------------------
following conditions precedent shall have been satisfied:

          5.1  Delivered Documents.  On the Fourth Amendment Effective Date, the
               -------------------
Lender shall have received the following documents, each of which shall be satisfactory to the Lender in form and substance:

          (a) this Fourth Amendment, executed and delivered by a duly authorized officer of the Borrower;

          (b) an Endorsement to the Secured Note substantially in the form of Annex A hereto, executed and delivered by a duly authorized officer of the
     -------
     Borrower; and

          (c) such other documents as the Lender may reasonably request.

          5.2  No Default.  On the Fourth Amendment Effective Date, (i) the
               ----------
Borrower shall be in compliance with all the terms and provisions set forth in the Existing Agreement on its part to be observed or performed; (ii) the representations and warranties made and restated by the Borrower pursuant to
Section 6 of this Fourth Amendment shall be true and complete on and as of such date with the same force and effect as if made on and as of such date; and (iii) no Default or Event of Default shall have occurred and be continuing on such date. On the Fourth Amendment Effective Date the Borrower shall be deemed to have certified to the Lender as set forth in this Section 5.

          SECTION 6.  Representations and Warranties.  The Borrower hereby
                      ------------------------------
confirms and reaffirms the representations and warranties contained in Section 6 of the Existing Agreement; provided, however, that (i) references therin to the
                           --------  -------
"Agreement" shall be deemed to refer collectively to this Fourth Amendment, the Existing Agreement, and the Agreement, each as defined herein, and (ii) references therein to "December 31, 1994" shall be deemed to be references to "March 31, 1995".

          SECTION 7.  Limited Effect.  Except as expressly amended and modified
                      --------------
by this Fourth Amendment, the Existing Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms.

          SECTION 8.  Definitions In Existing Agreement.  Unless otherwise
                      ---------------------------------
defined in this Fourth Amendment, terms defined in the Existing Agreement shall have their defined meanings when used herein.

          SECTION 9.  Counterparts.  This Fourth Amendment may be executed by
                      ------------
one or more of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.

          SECTION 10.  GOVERNING LAW.  THIS THIRD AMENDMENT SHALL BE GOVERNED
                       -------------
BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

          IN WITNESS WHEREOF, the Lender and the Borrower have caused this Fourth Amendment to be duly executed by their respective duly authorized officers, all as of the day and year first above written.

                              PRUDENTIAL SECURITIES REALTY
                                FUNDING CORPORATION

                              By______________________________
                                Name:
                                Title:


                              FIRST ALLIANCE MORTGAGE COMPANY

                              By______________________________
                                Name:
                                Title:

                                                                         ANNEX A
                                                             to Fourth Amendment
                                                             -------------------

                        SECURED NOTE ENDORSEMENT NO. 11

                                 June __, 1995

          The undersigned Borrower hereby agrees with Prudential Realty Funding Corporation (the "Lender") that the Secured Note of the Borrower, dated October 29, 1993, as it may have been previously amended by endorsement, in the amount of $85,000,000, to which this Secured Note Endorsement is attached, is hereby amended by:

          (a) deleting the term "1.375%" from paragraph (a) thereof, and by adding in lieu thereof the term "1.10%"; and

          (b) deleting paragraph (j)(i) in its entirety, and replacing in lieu thereof the following paragraph (j)(i):

          "(i) the sum of (A) the lesser of (1) 95% of the market value of First Mortgage Loans which are Securitization Mortgage Loans held as Collateral (such amount not to exceed the par amount thereof), if the Lender has received evidence satisfactory to it that the Certificates related to such Securitization Mortgage Loans will be insured by the Municipal Bond Investors Assurance Corporation or another monoline insurer acceptable to the Lender (an "Insurer") and (2) such other percentage of
                                   -------
     the par amount of First Mortgage Loans which are Securitization Mortgage Loans held as Collateral, as the Lender determines in its sole discretion, if the Certificates related to such Securitization Mortgage Loans receive their credit enhancement other than from an Insurer, including, without limitation, from credit enhancement provided by a senior/subordinated structure, and (B) a percentage of the par amount of Whole Loan Sale Mortgage Loans held as Collateral as the Lender determines in its sole discretion,".

          This Secured Note Endorsement is given as a renewal, rearrangement and extension of the obligations of the Borrower to the Lender under the Secured Note and is not given in substitution therefor or extinguishment thereof. The Borrower hereby authorizes the Lender to attach this Secured Note Endorsement to the Secured Note.


Borrower:                              FIRST ALLIANCE MORTGAGE COMPANY
- --------
                                       By_____________________________
                                         Name:
                                         Title:

Lender:                                PRUDENTIAL SECURITIES REALTY
- ------                                  FUNDING CORPORATION

                                       By_____________________________
                                         Name:
                                         Title:

                                                                         ANNEX B
                                                             to Fourth Amendment
                                                             -------------------

                                                                       Exhibit D
                                                                       ---------

                          NOTICE OF BORROWING NO. ____

Prudential Securities Realty
 Funding Corporation
130 John Street, 24th Floor
Treasury Department
New York, New York
Attention: Mr. William Horan
Telecopy: 212-214-7310
Confirmation: 212-214-7535

          Pursuant to the Interim Warehouse and Security Agreement, dated as of October 29, 1993 (as amended from time to time, the "Agreement"), between you
                                                     ---------
and First Alliance Mortgage Company (the "Borrower"), the undersigned Borrower
                                          --------
hereby gives notice of its election to request an Advance and, in connection therewith, sets forth below the following information (all capitalized terms used herein shall have the meaning specified there for in the Agreement):

     1. The Advance is being made in respect of [First Mortgage Loans] [Fixed-Rate Mortgage Loans] [Designated Loans].

     2.   The principal amount of the requested Advance is $____________.

     3. The Business Day on which this advance is to be made is __________,199__ (the "Funding Date"), no earlier than one (1) Business Day following the date hereof].

     4. The date on which this Advance shall mature is ___________,199__ [no later than the earlier of (i) the Termination Date, (ii) the date upon which the Certificates related to the Securitization Mortgage Loans funded by such Advance shall be sold to the public, or (iii) the date upon which any Whole Loan Sale Mortgage Loans funded by such Advance are sold to a third-party].

     5. Attached hereto is a copy of the Mortgage Loan Schedule (as defined in the Custodial Agreement) being submitted to the Custodian in connection with the Advance requested hereby, specifying, among other things, whether each Mortgage Loan listed thereon is a Securitization Mortgage Loan or a Whole Loan Sale Mortgage Loan.

          The undersigned hereby certifies that the following statements are true and correct on the date hereof and shall be true and correct on the date of the Advance requested herein, before and after giving effect thereto:

     A. Each of the representations and warranties contained in the Agreement and the Custodial Agreement are true and correct in all material respects; and

     B.   No Default or Event of Default has occurred and is continuing.

                              FIRST ALLIANCE MORTGAGE COMPANY

                              By:________________________________

                                Name:___________________________

                                Title:__________________________

                              Date:_______________, 199__

                           FIFTH AMENDMENT TO INTERIM

                        WAREHOUSE AND SECURITY AGREEMENT

          FIFTH AMENDMENT, dated as of July 11, 1995 (this "Fifth Amendment"),
                                                            ---------------
between (i) PRUDENTIAL SECURITIES REALTY FUNDING CORPORATION, a Delaware corporation (the "Lender"), and (ii) FIRST ALLIANCE MORTGAGE COMPANY, a
                  ------
California corporation (the "Borrower"), to the Existing Agreement referred to
                             --------
below.

                                    RECITALS

          The Lender and the Borrower are parties to a certain Interim Warehouse and Security Agreement, dated as of October 29, 1993 (as heretofore amended, the "Existing Agreement"; as amended by this Fifth Amendment, the "Agreement").
 ------------------                                            ---------

          Under the Existing Agreement, the Lender provides interim funding from time to time to finance the origination of certain Mortgage Loans, which Mortgage Loans are related to a specific series or class of Certificates and which Mortgage Loans are pledged to secure the advances made by the Lender thereunder, with the proceeds of the related Certificates being used to repay such advances.

          The Borrower has requested that the Existing Agreement be amended as provided herein, and the Lender is willing to so amend the Existing Agreement. Accordingly, in consideration of the premises, the Borrower and the Lender hereby agree that the Existing Agreement is hereby amended as follows:

          SECTION 1.  Terms and Conditions for all Advances.  Section 2(b)(iii)
                      -------------------------------------
of the Existing Agreement is hereby amended by deleting the term "1.10%%" from the first sentence thereof and adding in lieu thereof the term ".875%".

          SECTION 2.  Conditions Precedent.  This Fifth Amendment shall become
                      --------------------
effective on the date (the "Fifth Amendment Effective Date") on which the
                            ------------------------------
following conditions precedent shall have been satisfied:

          2.1  Delivered Documents.  On the Fifth Amendment Effective Date, the
               -------------------
Lender shall have received the following documents, each of which shall be satisfactory to the Lender in form and substance:

     (a) this Fifth Amendment, executed and delivered by a duly authorized officer of the Borrower;

     (b) an Endorsement to the Secured Note substantially in the form of Annex A
                                                                         -------
     hereto, executed and delivered by a duly authorized officer of the Borrower; and

     (c) such other documents as the Lender may reasonably request.

          2.2  No Default.  On the Fifth Amendment Effective Date, (i) the
               ----------
Borrower shall be in compliance with all the terms and provisions set forth in the Existing Agreement on its part to be observed or performed; (ii) the representations and warranties made and restated by the Borrower pursuant to
Section 3 of this Fifth Amendment shall be true and complete on and as of such date with the same force and effect as if made on and as of such date; and (iii) no Default or Event of Default shall have occurred and be continuing on such date. On the Fifth Amendment Effective Date the Borrower shall be deemed to have certified to the Lender as set forth in this Section 2.

          SECTION 3.  Representations and Warranties.  The Borrower hereby
                      ------------------------------
confirms and reaffirms the representations and warranties contained in Section 6 of the Existing Agreement; provided, however, that references therein to the
                           --------  -------
"Agreement" shall be deemed to refer collectively to this Fifth Amendment, the Existing Agreement, and the Agreement, each as defined herein

          SECTION 4.  Limited Effect.  Except as expressly amended and modified
                      --------------
by this Fifth Amendment, the Existing Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms.

          SECTION 5.  Definitions In Existing Agreement.  Unless otherwise
                      ---------------------------------
defined in this Fifth Amendment, terms defined in the Existing Agreement shall have their defined meanings when used herein.

          SECTION 6.  Counterparts.  This Fifth Amendment may be executed by one
                      ------------
or more of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.

          SECTION 7.  GOVERNING LAW.  THIS FIFTH AMENDMENT SHALL BE GOVERNED BY,
                      -------------
AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

                        _______________________________

          IN WITNESS WHEREOF, the Lender and the Borrower have caused this Fifth Amendment to be duly executed by their respective duly authorized officers, all as of the day and year first above written.

                              PRUDENTIAL SECURITIES REALTY
                                FUNDING CORPORATION

                              By______________________________
                                Name:
                                Title:


                              FIRST ALLIANCE MORTGAGE COMPANY

                              By______________________________
                                Name:
                                Title:

                                                                         ANNEX A

                                                              to Fifth Amendment
                                                              ------------------

                        SECURED NOTE ENDORSEMENT NO. 12

                                 July 11, 1995

          The undersigned Borrower hereby agrees with Prudential Realty Funding Corporation (the "Lender") that the Secured Note of the Borrower, dated October 29, 1993, as it may have been previously amended by endorsement, in the amount of $85,000,000, to which this Secured Note Endorsement is attached, is hereby amended by deleting the term "1.10%" from paragraph (a) thereof, and by adding in lieu thereof the term ".875%"; and

          This Secured Note Endorsement is given as a renewal, rearrangement and extension of the obligations of the Borrower to the Lender under the Secured Note and is not given in substitution therefor or extinguishment thereof. The Borrower hereby authorizes the Lender to attach this Secured Note Endorsement to the Secured Note.

Borrower:                         FIRST ALLIANCE MORTGAGE COMPANY
- --------
                                  By_____________________________
                                    Name:
                                    Title:

Lender:                           PRUDENTIAL SECURITIES REALTY
- ------                            FUNDING CORPORATION

                                  By_____________________________
                                    Name:
                                    Title:

                           SIXTH AMENDMENT TO INTERIM

                        WAREHOUSE AND SECURITY AGREEMENT

          SIXTH AMENDMENT, dated as of September 28, 1995 (this "Sixth
                                                                 -----
Amendment"), between (i) PRUDENTIAL SECURITIES REALTY FUNDING CORPORATION, a
- ---------
Delaware corporation (the "Lender"), and (ii) FIRST ALLIANCE MORTGAGE COMPANY, a
                           ------
California corporation (the "Borrower") to the Existing Agreement referred to
                             --------
below.

                                    RECITALS

          The Borrower and the Lender are parties to that certain Interim Warehouse and Security Agreement dated as of October 29, 1993 (as heretofore amended, the "Existing Agreement"; as amended by this Sixth Amendment, the
              ------------------
"Agreement").
- ----------

          Under the Existing Agreement, the Lender provides interim funding from time to time to finance the origination of certain Mortgage Loans, which Mortgage Loans are related to a specific series or class of Certificates and which Mortgage Loans are pledged to secure the advances made by the Lender thereunder, with the proceeds of the related Certificates being used to repay such advances.

          The Borrower has requested that the Existing Agreement be amended as provided herein and the Lender is willing to so amend the Existing Agreement.

          Accordingly, in consideration of the premises, the Borrower and the Lender hereby agree that the Existing Agreement is hereby amended as follows:

          SECTION 1.  The Advances.  Section 1 of the Existing Agreement is
                      ------------
hereby amended by deleting the number "$85,000,000" from the fifth line thereof and inserting in lieu thereof the number "$160,000,000".

          SECTION 2.  Terms and Conditions for All Advances.
                      -------------------------------------

          (a) Section 2(a) of the Existing Agreement is hereby amended by extending the Termination Date set forth therein to December 29, 1995.

          SECTION 3.  Form of Secured Note.  Exhibit A to the Existing Agreement
                      --------------------
is hereby amended by deleting the phrase "that certain Interim Warehouse and Security Agreement dated as of April 5, 1993" in the second paragraph thereof and inserting in lieu thereof the phrase "that certain Interim Warehouse and Security Agreement dated as of October 29, 1993 (the `Agreement')".

          SECTION 4.  Conditions Precedent.  This Sixth Amendment shall become
                      --------------------
effective on the date on which the Lender shall have received the following documents, each of which shall be satisfactory to the Lender in form and substance:

          (a) this Sixth Amendment, executed and delivered by a duly authorized officer of the Borrower;

          (b) a Secured Note Endorsement, No. 12 substantially in the form attached hereto as Annex A;
                   -------

          (c) an opinion of counsel to the Borrower, substantially in the form attached hereto as Annex B; and
                   -------

          (d) such other documents, certificates or opinions as the Lender may reasonably request.

          SECTION 5.  Limited Effect.  Except as expressly amended and modified
                      --------------
by this Sixth Amendment, the Existing Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms.

          SECTION 6.  Definitions In Existing Agreement.  Unless otherwise
                      ---------------------------------
defined in this Sixth Amendment, terms defined in the Existing Agreement shall have their defined meanings when used herein.

          SECTION 7.  Counterparts.  This Sixth Amendment may be executed by one
                      ------------
or more of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.

          SECTION 8.  GOVERNING LAW.  THIS SIXTH AMENDMENT SHALL BE GOVERNED BY,
                      -------------
AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

                  (Signatures Commence on the Following Page)

          IN WITNESS WHEREOF, the parties hereto have caused this Sixth Amendment to be duly executed and delivered in New York, New York by their proper and duly authorized officers as of the day and year first above written.

Borrower:                             FIRST ALLIANCE MORTGAGE COMPANY




                                      By:_______________________________
                                         Name:
                                         Title:



Lender:                               PRUDENTIAL SECURITIES REALTY
                                       FUNDING CORPORATION


                                      By:______________________________
                                         Name:
                                         Title:

                                                                         Annex A
                                                                         -------

                        SECURED NOTE ENDORSEMENT, NO. 12

                               September 28, 1995

          The undersigned Borrower hereby agrees with PRUDENTIAL SECURITIES REALTY FUNDING CORPORATION (the "Lender") that the Secured Note of the Borrower,
                                 ------
dated October 29, 1993, as it may have been previously amended by endorsement, in the amount of $85,000,000, to which this Secured Note Endorsement is attached, is hereby amended by (i) deleting the number "$85,000,000" in the first paragraph thereof and inserting in lieu thereof the number "$160,000,000",
(ii) deleting the phrase "January 31, 1994 (the `Termination Date')" in the first paragraph therein and inserting in lieu thereof the phrase "the Termination Date (as defined in the Agreement referred to below)" and (iii) deleting the phrase "that certain Interim Warehouse and Security Agreement dated as of April 5, 1993" in the second paragraph thereof and inserting in lieu thereof the phrase "that certain Interim Warehouse and Security Agreement dated as of October 29, 1993 (the `Agreement')".

          This Amended and Restated Secured Note Endorsement is given as a renewal, rearrangement and extension of the obligations of the Borrower to the Lender under the Amended and Restated Secured Note and is not given in substitution therefore or extinguishment thereof. The Borrower hereby authorizes the Lender to attach this Amended and Restated Secured Note Endorsement to the Amended and Restated Secured Note.

BORROWER:                           FIRST ALLIANCE MORTGAGE COMPANY




                                    By:_______________________________
                                    Name:
                                    Title:


LENDER:                             PRUDENTIAL SECURITIES REALTY
                                    FUNDING CORPORATION



                                    By:______________________________
                                    Name:
                                    Title:

                                                                         Annex B
                                                                         -------

                      [Letterhead of Counsel to Borrower]

                              [____________, 199_]


Prudential Securities Realty Funding Corporation
199 Water Street
New York, New York 10292-0001
Ladies and Gentlemen:

          I am the counsel to First Alliance Mortgage Company, a California corporation (the "Borrower") and have acted as such in connection with the
                  --------
execution and delivery of the following documents:

             (i) the Sixth Amendment to Interim Warehouse and Security Agreement, dated as of September 21, 1995 (the "Sixth Amendment"), between
                                                     ---------------
     the Borrower and the Lender; and

             (ii) the Secured Note Endorsement, No. 12, dated September 28, 1995 (the "Endorsement"), to the Secured Note.
           -----------

          The documents described in the foregoing clauses are hereinafter referred to as the "Delivered Documents".
                    -------------------

          This opinion is being delivered to you pursuant to Subsection 3(c) of the Sixth Amendment. Capitalized terms used herein and not defined herein shall have the meanings assigned to them in that certain Interim Warehouse and Security Agreement dated as of October 29, 1993 (as heretofore amended, the "Agreement"), by and between the Borrower and the Lender.

          I have examined executed copies of the Agreement, the Secured Note, the Custodial Agreement and the Delivered Documents. I have also examined originals or photostatic or certified copies of all such corporate records of the Borrower, and such certificates of public officials, certificates of corporate officers, and other documents, as I have deemed appropriate and necessary as a basis for the opinions hereinafter expressed. In making my examination and rendering the opinions hereinafter expressed I have assumed (i) that the Lender, as a party to each of the Agreement, the Custodial Agreement, the Secured Note and the Delivered Documents has the corporate power to enter into and perform all of its obligations thereunder, (ii) the due authorization, execution and delivery of each of the Agreement, the Custodial Agreement, the Secured Note and the Delivered Documents by the

Lender, and (iii) the validity and binding effect on the Lender of each of the Agreement and the Delivered Documents.

          The opinions expressed below with respect to enforceability are subject to the following additional qualifications:

          (a) The effect of bankruptcy, insolvency, reorganization, moratorium, receivership, or other similar laws of general applicability relating to or affecting creditors' rights generally in the event of bankruptcy, insolvency, reorganization, moratorium or receivership.

          (b) The application of general principles of equity, including, but not limited to, the right of specific performance (regardless of whether enforceability is considered in a proceeding in equity or at law).

          Based upon the foregoing, I am of the opinion that:

          1. The Borrower is a corporation duly organized, validly existing and in good standing under the laws of the State of California and the Borrower is licensed or qualified to do business in each state wherein it owns property or is required to be so qualified or licensed.

          2. The Borrower has the corporate power and legal right to execute and deliver each of the Delivered Documents, to borrow under the Agreement and the Secured Note, as amended by the Delivered Documents, and to grant liens under the Agreement, as amended by the Sixth Amendment, and has taken all necessary corporate action to authorize such borrowing and such granting of liens upon the terms and conditions of the Agreement, as amended by the Sixth Amendment, and to authorize the execution and delivery of the Delivered Documents. No consent of any other person or entity (including, without limitation, stockholders of the Borrower), and no consent, license, permit, approval or authorization of, or registration or declaration with, any governmental authority, bureau or agency is required in connection with the execution and delivery of the Delivered Documents or the enforceability of each of the Agreement and the Secured Note, as amended by the Delivered Documents.

          3. Assuming for purposes of the opinion expressed in this paragraph 3 that each of the documents referred to herein is governed by the laws of the State of California, each of the Agreement and the Secured Note, as amended by the Delivered Documents, and the Custodial Agreement constitutes the legal, valid, and binding obligation of the Borrower enforceable against the Borrower in accordance with their respective terms.

          4. The execution and delivery of the Delivered Documents and the performance of each of the Agreement and the Secured Note, as amended by the Delivered Documents, and the Custodial Agreement (i) will not violate any provision of any existing law or regulation or of the charter or by-laws of the Borrower or of any mortgage, indenture, contract or other undertaking to which, to the best of my knowledge (after due inquiry), the

                               Annex B - Page 2

Borrower is a party or which is binding upon it or its assets, and (ii) to the best of my knowledge (after due inquiry), will not result in the creation or imposition of any lien, charge or encumbrance on any of its assets pursuant to the provisions of any of the foregoing.

          5. No material litigation or administrative proceeding of or before any government body is presently pending, or, to the best of my knowledge (after due inquiry), threatened against the Borrower or its assets.

          6. No consent, approval, authorization or order of, registration or filing with, or notice to, any governmental authority or court is required under federal laws or the laws of the State of California for the execution and delivery of the Delivered Documents and the performance of the Agreement or the Secured Note, as amended by the Delivered Documents, or the Custodial Agreement by the Borrower.

          7. The execution and delivery of the Delivered Documents and the performance by the Borrower of the Agreement and the Secured Note, as amended by the Delivered Documents, and the Custodial Agreement do not conflict with, results in a breach of, or constitute a default under, any law, rule or regulation of the federal government or of the State of California.

          8. The Agreement, as amended by the Sixth Amendment, together with the possession by the Custodian of the promissory notes evidencing the Mortgage Loans create a valid first priority security interest in favor of the Lender in the Collateral.

          9. Under the laws of the State of California, the stipulation of New York law in each of the documents referred to in paragraph 3 herein is enforceable.

          I am admitted to practice law in the State of California and the foregoing opinions are limited to the federal law of the United States and the laws of the State of California.

                                    Sincerely yours,

                               Annex B - Page 3

                          SEVENTH AMENDMENT TO INTERIM
                        WAREHOUSE AND SECURITY AGREEMENT

          SEVENTH AMENDMENT, dated as of December 29, 1995 (this "Seventh
                                                                  -------
Amendment"), between (i) PRUDENTIAL SECURITIES REALTY FUNDING CORPORATION, a
- ---------
Delaware corporation (the "Lender"), and (ii) FIRST ALLIANCE MORTGAGE COMPANY, a
                           ------
California corporation (the "Borrower") to the Existing Agreement referred to
                             --------
below.

                                    RECITALS

          The Borrower and the Lender are parties to that certain Interim Warehouse and Security Agreement dated as of October 29, 1993 (as heretofore amended, the "Existing Agreement"; as amended by this Seventh Amendment, the
              ------------------
"Agreement").
 ---------
          Under the Existing Agreement, the Lender provides interim funding from time to time to finance the origination of certain Mortgage Loans, which Mortgage Loans are related to a specific series or class of Certificates and which Mortgage Loans are pledged to secure the advances made by the Lender thereunder, with the proceeds of the related Certificates being used to repay such advances.

          The Borrower has requested that the Existing Agreement be amended as provided herein and the Lender is willing to so amend the Existing Agreement on the terms and subject to the conditions set forth herein.

          Accordingly, in consideration of the premises, the Borrower and the Lender hereby agree that the Existing Agreement is hereby amended as follows:

          SECTION 1.  The Advances.  Section 1 of the Existing Agreement is
                      ------------
hereby amended by deleting the number "$160,000,000" from the fifth line thereof and inserting in lieu thereof the number "$125,000,000".

          SECTION 2.  Terms and Conditions for All Advances. Section 2(a) of the
                      -------------------------------------
Existing Agreement is hereby amended by deleting the date "December 29, 1995" set forth therein, and adding in lieu thereof the date "January 5, 1996".

          SECTION 3.  Conditions Precedent.  This Seventh Amendment shall become
                      --------------------
effective on the date on which the Lender shall have received the following documents, each of which shall be satisfactory to the Lender in form and substance:

          (a) this Seventh Amendment, executed and delivered by a duly authorized officer of the Borrower;

          (b) a Secured Note Endorsement, No. 13 substantially in the form attached hereto as Annex A;
                        --------

          (c) an opinion of counsel to the Borrower, substantially in the form attached hereto as Annex B; and
                        -------

          (d) such other documents, certificates or opinions as the Lender may reasonably request.

          SECTION 4.  Limited Effect.  Except as expressly amended and modified
                      --------------
by this Seventh Amendment, the Existing Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms.

          SECTION 5.  Definitions In Existing Agreement.  Unless otherwise
                      ---------------------------------
defined in this Seventh Amendment, terms defined in the Existing Agreement shall have their defined meanings when used herein.

          SECTION 6.  Counterparts.  This Seventh Amendment may be executed by
                      ------------
one or more of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.

          SECTION 7.  GOVERNING LAW.  THIS SEVENTH AMENDMENT SHALL BE GOVERNED
                      -------------
BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

                            [SIGNATURE PAGE FOLLOWS]

          IN WITNESS WHEREOF, the parties hereto have caused this Seventh Amendment to be duly executed and delivered in New York, New York by their proper and duly authorized officers as of the day and year first above written.

Borrower:                        FIRST ALLIANCE MORTGAGE COMPANY




                                 By:_______________________________
                                    Name:
                                    Title:



Lender:                          PRUDENTIAL SECURITIES REALTY
                                   FUNDING CORPORATION


                                 By:______________________________
                                    Name:
                                    Title:

                                                                         Annex A
                                                                         -------

                        SECURED NOTE ENDORSEMENT NO. 13

                               December 29, 1995

          The undersigned Borrower hereby agrees with PRUDENTIAL SECURITIES REALTY FUNDING CORPORATION (the "Lender") that the Secured Note of the Borrower,
                                 ------
dated October 29, 1993, as it may have been previously amended by endorsement, in the amount of $160,000,000, to which this Secured Note Endorsement is attached, is hereby amended by deleting the number "160,000,000" in the first paragraph thereof and inserting in lieu thereof the number "$125,000,000".

          This Secured Note Endorsement is given as a renewal, rearrangement and extension of the obligations of the Borrower to the Lender under the Secured Note and is not given in substitution therefore or extinguishment thereof. The Borrower hereby authorizes the Lender to attach this Secured Note Endorsement to the Secured Note.

BORROWER:                              FIRST ALLIANCE MORTGAGE COMPANY
- ---------


                                       By:_____________________________
                                          Name:
                                          Title:



LENDER:                                PRUDENTIAL SECURITIES REALTY
- -------                                 FUNDING CORPORATION



                                       By:_____________________________
                                          Name:
                                          Title:

                                                                         Annex B
                                                                         -------

                      [Letterhead of Counsel to Borrower]

                              [____________, 199_]


Prudential Securities Realty Funding Corporation
199 Water Street
New York, New York 10292-0001

Ladies and Gentlemen:

          I am the counsel to First Alliance Mortgage Company, a California corporation (the "Borrower") and have acted as such in connection with the
                  --------
execution and delivery of the following documents:

          (i) the Seventh Amendment to Interim Warehouse and Security Agreement, dated as of December 29, 1995 (the "Seventh Amendment"), between the
                                         -----------------
     Borrower and the Lender; and

          (ii) the Secured Note Endorsement No. 13 dated December 29, 1995 (the "Endorsement"), to the Secured Note.
      -----------

          The documents described in the foregoing clauses are hereinafter referred to as the "Delivered Documents".
                    -------------------

          This opinion is being delivered to you pursuant to Subsection 2(c) of the Seventh Amendment. Capitalized terms used herein and not defined herein shall have the meanings assigned to them in that certain Interim Warehouse and Security Agreement dated as of October 29, 1993 (as heretofore amended, the

"Agreement"), by and between the Borrower and the Lender.
 ---------

          I have examined executed copies of the Agreement, the Secured Note, the Custodial Agreement and the Delivered Documents. I have also examined originals or photostatic or certified copies of all such corporate records of the Borrower, and such certificates of public officials, certificates of corporate officers, and other documents, as I have deemed appropriate and necessary as a basis for the opinions hereinafter expressed. In making my examination and rendering the opinions hereinafter expressed I have assumed (i) that the Lender, as a party to each of the Agreement, the Custodial Agreement, the Secured Note and the Delivered Documents has the corporate power to enter into and perform all of its obligations thereunder, (ii) the due authorization, execution and delivery of each of the Agreement, the Custodial Agreement, the Secured Note and the Delivered Documents by the

Lender, and (iii) the validity and binding effect on the Lender of each of the Agreement and the Delivered Documents.

          The opinions expressed below with respect to enforceability are subject to the following additional qualifications:

          (a) The effect of bankruptcy, insolvency, reorganization, moratorium, receivership, or other similar laws of general applicability relating to or affecting creditors' rights generally in the event of bankruptcy, insolvency, reorganization, moratorium or receivership.

          (b) The application of general principles of equity, including, but not limited to, the right of specific performance (regardless of whether enforceability is considered in a proceeding in equity or at law).

          Based upon the foregoing, I am of the opinion that:

          1. The Borrower is a corporation duly organized, validly existing and in good standing under the laws of the State of California and the Borrower is licensed or qualified to do business in each state wherein it owns property or is required to be so qualified or licensed.

          2. The Borrower has the corporate power and legal right to execute and deliver each of the Delivered Documents, to borrow under the Agreement and the Secured Note, as amended by the Delivered Documents, and to grant liens under the Agreement, as amended by the Seventh Amendment, and has taken all necessary corporate action to authorize such borrowing and such granting of liens upon the terms and conditions of the Agreement, as amended by the Seventh Amendment, and to authorize the execution and delivery of the Delivered Documents. No consent of any other person or entity (including, without limitation, stockholders of the Borrower), and no consent, license, permit, approval or authorization of, or registration or declaration with, any governmental authority, bureau or agency is required in connection with the execution and delivery of the Delivered Documents or the enforceability of each of the Agreement and the Secured Note, as amended by the Delivered Documents.

          3. Assuming for purposes of the opinion expressed in this paragraph 3 that each of the documents referred to herein is governed by the laws of the State of California, each of the Agreement and the Secured Note, as amended by the Delivered Documents, and the Custodial Agreement constitutes the legal, valid, and binding obligation of the Borrower enforceable against the Borrower in accordance with their respective terms.

          4. The execution and delivery of the Delivered Documents and the performance of each of the Agreement and the Secured Note, as amended by the Delivered Documents, and the Custodial Agreement (i) will not violate any provision of any existing law or regulation or of the charter or by-laws of the Borrower or of any mortgage, indenture, contract or other undertaking to which, to the best of my knowledge (after due inquiry), the

                               Annex B - Page 2

Borrower is a party or which is binding upon it or its assets, and (ii) to the best of my knowledge (after due inquiry), will not result in the creation or imposition of any lien, charge or encumbrance on any of its assets pursuant to the provisions of any of the foregoing.

          5. No material litigation or administrative proceeding of or before any government body is presently pending, or, to the best of my knowledge (after due inquiry), threatened against the Borrower or its assets.

          6. No consent, approval, authorization or order of, registration or filing with, or notice to, any governmental authority or court is required under federal laws or the laws of the State of California for the execution and delivery of the Delivered Documents and the performance of the Agreement or the Secured Note, as amended by the Delivered Documents, or the Custodial Agreement by the Borrower.

          7. The execution and delivery of the Delivered Documents and the performance by the Borrower of the Agreement and the Secured Note, as amended by the Delivered Documents, and the Custodial Agreement do not conflict with, results in a breach of, or constitute a default under, any law, rule or regulation of the federal government or of the State of California.

          8. The Agreement, as amended by the Seventh Amendment, together with the possession by the Custodian of the promissory notes evidencing the Mortgage Loans create a valid first priority security interest in favor of the Lender in the Collateral.

          9. Under the laws of the State of California, the stipulation of New York law in each of the documents referred to in paragraph 3 herein is enforceable.

          I am admitted to practice law in the State of California and the foregoing opinions are limited to the federal law of the United States and the laws of the State of California.

                                    Sincerely yours,

                               Annex B - Page 3

                          EIGHTH AMENDMENT TO INTERIM
                        WAREHOUSE AND SECURITY AGREEMENT

          EIGHTH AMENDMENT, dated as of January 5, 1996 (this "Eighth
                                                               ------
Amendment"), between (i) PRUDENTIAL SECURITIES REALTY FUNDING CORPORATION, a
- ---------
Delaware corporation (the "Lender"), and (ii) FIRST ALLIANCE MORTGAGE COMPANY, a
                           ------
California corporation (the "Borrower") to the Existing Agreement referred to
                             --------
below.

                                    RECITALS

          The Borrower and the Lender are parties to that certain Interim Warehouse and Security Agreement dated as of October 29, 1993 (as amended, supplemented or otherwise modified prior to the date hereof, the "Existing
                                                                  --------
Agreement"; as amended by this Eighth Amendment, the "Agreement").
- ---------                                             ---------

          Under the Existing Agreement, the Lender provides interim funding from time to time to finance the origination of certain Mortgage Loans, which Mortgage Loans are either identified as being related to a specific series or class of Certificates to be sold to one or more third-parties, or identified as Mortgage Loans to be sold to one or more third-parties as whole loans, and which Mortgage Loans are, in either case, pledged to secure the advances made by the Lender thereunder, with the proceeds of the sale of the related Certificates, or of the whole loans, being used to repay such advances.

          The Borrower has requested that the Existing Agreement be amended as provided herein and the Lender is willing to so amend the Existing Agreement on the terms and subject to the conditions set forth herein.

          Accordingly, in consideration of the premises, the Borrower and the Lender hereby agree that the Existing Agreement is hereby amended as follows:

          SECTION 1.  Terms and Conditions for All Advances.
                      -------------------------------------

          (a) Section 2(a) of the Existing Agreement is hereby amended by deleting the date "January 5, 1996" set forth therein, and adding in lieu thereof the date "June 28, 1996".

          (b) Section 2 of the Existing Agreement is hereby amended by deleting the first proviso in the first sentence of subsection (c) thereof and adding the following proviso in lieu thereof:

               "; provided, that the Maturity Date shall, (i) for any Advance in
                  --------
          respect of a Securitization Mortgage Loan, be no later than the earlier of (A) the Termination Date, or (B) the date upon which the Certificates from a securitization to which such Securitization Mortgage Loan has been identified are sold to the public (whether or not such Securitization Mortgage Loan is actually included in such securitization), and (ii) for any Advance in respect of a Whole Loan Sale Mortgage Loan, be no later than the earlier of (X) the Termination Date, (Y) the date upon which such Whole Loan Sale Mortgage Loan is sold to a third-party, or
          (Z) the date which is ninety (90) days after the Funding Date with respect to such Advance".

          (c) Section 2 of the Existing Agreement is hereby amended by deleting subsection (d) thereof in its entirety and by adding the following new subsection (d) in lieu thereof:

               "(d) (i) The Advances are prepayable at any time, in whole or in part. Amounts prepaid may be reborrowed in accordance with the terms of this Agreement. Any amounts prepaid shall be applied to repay the then outstanding principal amount of any Advances (together with interest thereon) until paid in full, with any remaining amount applied to pay any accrued but unpaid Breakage Fees and Whole Loan Fees (together with interest thereon).

               (ii) Any Mortgage Loan constituting Collateral hereunder which is released by the Lender in connection with the prepayment by the Borrower of any Advance shall not be eligible to be repledged to the Lender as Collateral in connection with the making of any new Advance until thirty (30) days have passed from the date of the prepayment of such original Advance.

               (iii) In the event that the Borrower repays an Advance in whole or in part (whether at stated maturity, upon acceleration, upon mandatory or optional prepayment or otherwise, other than upon a mandatory prepayment made pursuant to Section 2(k) in connection with which no Collateral is released, Section 9 or Section 13) other than with the proceeds of a sale of Certificates for which Lender or an affiliate thereof acts as underwriter or placement agent,

                    (A) the Borrower shall give two (2) business days' prior
               notice thereof to the Lender,

                    (B) if, on the Breakage Fee Payment Date, any Securitization
               Mortgage Loan released by the Lender in connection with any such repayment has not been repledged to the Lender as Collateral hereunder, the Borrower shall pay to the Lender on the Breakage Fee Payment Date a breakage fee (a "Breakage Fee") equal to 0.25%
                                                   ------------
               of the outstanding principal amount of each such Securitization Mortgage Loan on the date such Advance was repaid, and

                    (C) if any Whole Loan Sale Mortgage Loan is released by the
               Lender in connection with any such repayment, the Borrower shall pay to the Lender on the Whole Loan Fee Payment Date a fee (a "Whole
                -----

               Loan Fee") equal to 0.25% of the outstanding principal
               --------
               amount of each such Whole Loan Sale Mortgage Loan on the date such Advance was repaid (it being understood that a Whole Loan Fee shall be payable in respect of each such Whole Loan Sale Mortgage Loan so released).

          For purposes hereof, the "Breakage Fee Payment Date" shall be the next
                                    -------------------------
          succeeding Maturity Date for Advances made in respect of Securitization Mortgage Loans, and the "Whole Loan Fee Payment Date"
                                                  ---------------------------
          shall be the earliest of (1) the Termination Date, (2) the date on which such Whole Loan Sale Mortgage Loan is sold to a third-party, or
          (3) the Interest Payment Date following the date which is sixty (60) days after such Whole Loan Sale Mortgage Loan is released by the Lender."

          (d) Section 2 of the Existing Agreement is hereby amended by deleting subsection (e) thereof in its entirety and by adding the following new subsection (e) in lieu thereof:

               "(e) Any Advance or any other amount payable by the Borrower hereunder or under the Note, including, without limitation, Breakage Fees and Whole Loan Fees, which is not paid in full when due (whether at stated maturity, by acceleration, by mandatory prepayment or otherwise) shall bear interest at a rate per annum equal to one-month LIBOR plus 3.50% for the period from and including the due date thereof to but excluding the date the same is paid in full. All such interest shall be payable on demand."

          SECTION 2.  Purpose and Disbursement of Funds Advanced.  Section 3 of
                      ------------------------------------------
the Existing Agreement is hereby amended by deleting the reference to "Section 15" in the last sentence and adding "Section 13" in lieu thereof.

          SECTION 3.  Mortgage Files and Custodian; Secured Obligations.
                      -------------------------------------------------

          (a) Section 5(a) of the Existing Agreement is hereby amended by deleting the reference to "Chemical Bank" in the first sentence and adding the words "Bankers Trust Company of California, N.A." in lieu thereof.

          (b) Section 5(a) of the Existing Agreement is hereby amended by deleting the words "April 5, 1993 (as heretofore amended to date and as amended by the Second Amendment thereto, dated as of October 29, 1993" and adding the words "August 5, 1994 (as may be amended, supplemented or otherwise modified from time to time" in lieu thereof.

          SECTION 4.  Representations and Warranties.  Section 6(a)(vii) is
                      ------------------------------
hereby amended by deleting the word "preceding" in the first sentence and adding the word "proceeding" in lieu thereof.

          SECTION 5.  Definitions.  Section 23 of the Existing Agreement is
                      -----------
hereby amended by adding the following terms in the proper alphabetical order:

          "Breakage Fee" - Section 2(d)(iii).
           ------------

          "Breakage Fee Payment Date" - Section 2(d)(iii).
           -------------------------

          "Business Day" - Section 1.
           ------------

          "Maximum Funding Amount" - Section 1.
           ----------------------

          "Securitization Mortgage Loans" - Recitals.
           -----------------------------

          "Whole Loan Fee" - Section 2(d)(iii).
           --------------

          "Whole Loan Fee Payment Date" - Section 2(d)(iii).
           ---------------------------

          "Whole Loan Sale Mortgage Loans" - Recitals.
           ------------------------------

          SECTION 6.  Conditions Precedent.  This Eighth Amendment shall become
                      --------------------
effective on the date on which the Lender shall have received the following documents, each of which shall be satisfactory to the Lender in form and substance:

          (a) this Eighth Amendment, executed and delivered by a duly authorized officer of the Borrower;

          (b) an opinion of counsel to the Borrower, substantially in the form attached hereto as Annex A; and
                        -------

          (c) such other documents, certificates or opinions as the Lender may reasonably request.

          SECTION 7.  Limited Effect.  Except as expressly amended and modified
                      --------------
by this Eighth Amendment, the Existing Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms.

          SECTION 8.  Definitions In Existing Agreement.  Unless otherwise
                      ---------------------------------
defined in this Eighth Amendment, terms defined in the Existing Agreement shall have their defined meanings when used herein.

          SECTION 9.  Counterparts.  This Eighth Amendment may be executed by
                      ------------
one or more of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.

          SECTION 10.  GOVERNING LAW.  THIS EIGHTH AMENDMENT SHALL BE GOVERNED
                       -------------
BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

                            [SIGNATURE PAGE FOLLOWS]

          IN WITNESS WHEREOF, the parties hereto have caused this Eighth Amendment to be duly executed and delivered in New York, New York by their proper and duly authorized officers as of the day and year first above written.

Borrower:                              FIRST ALLIANCE MORTGAGE COMPANY




                                       By:_______________________________
                                          Name:
                                          Title:



Lender:                                PRUDENTIAL SECURITIES REALTY
                                       FUNDING CORPORATION


                                       By:______________________________
                                          Name:
                                          Title:

                                                                         Annex A
                                                                         -------

                      [Letterhead of Counsel to Borrower]

                              [____________, 199_]


Prudential Securities Realty Funding Corporation
199 Water Street
New York, New York 10292-0001

Ladies and Gentlemen:

          I am the counsel to First Alliance Mortgage Company, a California corporation (the "Borrower") and have acted as such in connection with the
                  --------
execution and delivery of the Eighth Amendment to the Interim Warehouse and Security Agreement, dated as of January 5, 1996 (the "Eighth Amendment"),
                                                      ----------------
between the Borrower and the Lender.

          This opinion is being delivered to you pursuant to Subsection 6(b) of the Eighth Amendment. Capitalized terms used herein and not defined herein shall have the meanings assigned to them in that certain Interim Warehouse and Security Agreement dated as of October 29, 1993 (as amended prior to the date hereof, the "Existing Agreement") by and between the Borrower and the Lender.
             ------------------

          I have examined executed copies of the Existing Agreement, the Secured Note, the Custodial Agreement and the Eighth Amendment. I have also examined originals or photostatic or certified copies of all such corporate records of the Borrower, and such certificates of public officials, certificates of corporate officers, and other documents, as I have deemed appropriate and necessary as a basis for the opinions hereinafter expressed. In making my examination and rendering the opinions hereinafter expressed I have assumed (i) that the Lender, as a party to each of the Existing Agreement, the Custodial Agreement, the Secured Note and the Eighth Amendment has the corporate power to enter into and perform all of its obligations thereunder, (ii) the due authorization, execution and delivery of each of the Existing Agreement, the Custodial Agreement, the Secured Note and the Eighth Amendment by the Lender, and (iii) the validity and binding effect on the Lender of each of the Existing Agreement and the Eighth Amendment.

          The opinions expressed below with respect to enforceability are subject to the following additional qualifications:

          (a) The effect of bankruptcy, insolvency, reorganization, moratorium, receivership, or other similar laws of general applicability relating to or affecting creditors' rights generally in the event of bankruptcy, insolvency, reorganization, moratorium or receivership.

          (b) The application of general principles of equity, including, but not limited to, the right of specific performance (regardless of whether enforceability is considered in a proceeding in equity or at law).

          Based upon the foregoing, I am of the opinion that:

          1. The Borrower is a corporation duly organized, validly existing and in good standing under the laws of the State of California and the Borrower is licensed or qualified to do business in each state wherein it owns property or is required to be so qualified or licensed.

          2. The Borrower has the corporate power and legal right to execute and deliver the Eighth Amendment, to borrow under the Existing Agreement, as amended by the Eighth Amendment, and the Secured Note and to grant liens under the Existing Agreement, as amended by the Eighth Amendment, and has taken all necessary corporate action to authorize such borrowing and such granting of liens upon the terms and conditions of the Existing Agreement, as amended by the Eighth Amendment, and to authorize the execution and delivery of the Eighth Amendment. No consent of any other person or entity (including, without limitation, stockholders of the Borrower), and no consent, license, permit, approval or authorization of, or registration or declaration with, any governmental authority, bureau or agency is required in connection with the execution and delivery of the Eighth Amendment or the enforceability of each of the Existing Agreement, as amended by the Eighth Amendment, and the Secured Note.

          3. Assuming for purposes of the opinion expressed in this paragraph 3 that each of the documents referred to herein is governed by the laws of the State of California, each of the Existing Agreement, as amended by the Eighth Amendment, the Secured Note and the Custodial Agreement constitutes the legal, valid, and binding obligation of the Borrower enforceable against the Borrower in accordance with their respective terms.

          4. The execution and delivery of the Eighth Amendment and the performance of each of the Existing Agreement, as amended by the Eighth Amendment, the Secured Note and the Custodial Agreement (i) will not violate any provision of any existing law or regulation or of the charter or by-laws of the Borrower or of any mortgage, indenture, contract or other undertaking to which, to the best of my knowledge (after due inquiry), the Borrower is a party or which is binding upon it or its assets, and (ii) to the best of my knowledge (after due inquiry), will not result in the creation or imposition of any lien, charge or encumbrance on any of its assets pursuant to the provisions of any of the foregoing.

          5. No material litigation or administrative proceeding of or before any government body is presently pending, or, to the best of my knowledge (after due inquiry), threatened against the Borrower or its assets.

                               Annex A - Page 2

          6. No consent, approval, authorization or order of, registration or filing with, or notice to, any governmental authority or court is required under federal laws or the laws of the State of California for the execution and delivery of the Eighth Amendment and the performance of the Existing Agreement, as amended by the Eighth Amendment, the Secured Note or the Custodial Agreement by the Borrower.

          7. The execution and delivery of the Eighth Amendment and the performance by the Borrower of the Existing Agreement, as amended by the Eighth Amendment, the Secured Note and the Custodial Agreement do not conflict with, result in a breach of, or constitute a default under, any law, rule or regulation of the federal government or of the State of California.

          8. The Existing Agreement, as amended by the Eighth Amendment, together with the possession by the Custodian of the promissory notes evidencing the Mortgage Loans create a valid first priority security interest in favor of the Lender in the Collateral.

          9. Under the laws of the State of California, the stipulation of New York law in each of the documents referred to in paragraph 3 herein is enforceable.

          I am admitted to practice law in the State of California and the foregoing opinions are limited to the federal law of the United States and the laws of the State of California.

                                    Sincerely yours,

                               Annex A - Page 3

                          NINTH AMENDMENT TO INTERIM
                        WAREHOUSE AND SECURITY AGREEMENT

          NINTH AMENDMENT, dated as of February 14, 1996 (this "Ninth
                                                                -----
Amendment"), between (i) PRUDENTIAL SECURITIES REALTY FUNDING CORPORATION, a
- ---------
Delaware corporation (the "Lender"), and (ii) FIRST ALLIANCE MORTGAGE COMPANY, a
                           ------
California corporation (the "Borrower") to the Existing Agreement referred to
                             --------
below.

                                    RECITALS

          The Borrower and the Lender are parties to that certain Interim Warehouse and Security Agreement dated as of October 29, 1993 (as amended, supplemented or otherwise modified prior to the date hereof, the "Existing
                                                                  --------
Agreement"; as amended by this Ninth Amendment, the "Agreement").
- ---------                                            ---------

          Under the Existing Agreement, the Lender provides interim funding from time to time to finance the origination of certain Mortgage Loans, which Mortgage Loans are either identified as being related to a specific series or class of Certificates to be sold to one or more third-parties, or identified as Mortgage Loans to be sold to one or more third-parties as whole loans, and which Mortgage Loans are, in either case, pledged to secure the advances made by the Lender thereunder, with the proceeds of the sale of the related Certificates, or of the whole loans, being used to repay such advances.

          The Borrower has requested that the Existing Agreement be amended as provided herein and the Lender is willing to so amend the Existing Agreement on the terms and subject to the conditions set forth herein.

          Accordingly, in consideration of the premises, the Borrower and the Lender hereby agree that the Existing Agreement is hereby amended as follows:

          SECTION 1.  Terms and Conditions for all Advances.  Section 2(b)(iii)
                      -------------------------------------
of the Existing Agreement is hereby amended by deleting the term ".875%" from the first sentence thereof and adding in lieu thereof the term "0.75%".

          SECTION 2.  Conditions Precedent.  This Ninth Amendment shall become
                      --------------------
effective on the date (the "Ninth Amendment Effective Date") on which the
                            ------------------------------
following conditions precedent shall have been satisfied:

          2.1  Delivered Documents.  On the Ninth Amendment Effective Date, the
               -------------------
Lender shall have received the following documents, each of which shall be satisfactory to the Lender in form and substance:

          (a) this Ninth Amendment, executed and delivered by a duly authorized officer of the Borrower;

          (b) an Endorsement to the Secured Note substantially in the form of Annex A hereto, executed and delivered by a duly authorized officer of the
     -------
     Borrower;

          (c) an opinion of counsel to the Borrower, substantially in the form attached hereto as Annex B; and
                        -------

          (d) such other documents, certificates or opinions as the Lender may reasonably request.

          2.2  No Default.  On the Ninth Amendment Effective Date, (i) the
               ----------
Borrower shall be in compliance with all the terms and provisions set forth in the Existing Agreement on its part to be observed or performed; (ii) the representations and warranties made and restated by the Borrower pursuant to
Section 3 of this Ninth Amendment shall be true and complete on and as of such date with the same force and effect as if made on and as of such date; and (iii) no Default or Event of Default shall have occurred and be continuing on such date. On the Ninth Amendment Effective Date the Borrower shall be deemed to have certified to the Lender as set forth in this Section 2.

          SECTION 3.  Representations and Warranties.  The Borrower hereby
                      ------------------------------
confirms and reaffirms the representations and warranties contained in Section 6 of the Existing Agreement; provided, however, that references therein to the "Agreement" shall be deemed to refer collectively to this Ninth Amendment, the Existing Agreement, and the Agreement, each as defined herein.

          SECTION 4.  Limited Effect.  Except as expressly amended and modified
                      --------------
by this Ninth Amendment, the Existing Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms.

          SECTION 5. Definitions In Existing Agreement.  Unless otherwise
                     ---------------------------------
 defined in this Ninth Amendment, terms defined in the Existing Agreement shall have their defined meanings when used herein.

          SECTION 6.  Counterparts.  This Ninth Amendment may be executed by one
                      ------------
or more of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.

          SECTION 7.  GOVERNING LAW.  THIS NINTH AMENDMENT SHALL BE GOVERNED BY,
                      -------------
AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

                            [SIGNATURE PAGE FOLLOWS]

          IN WITNESS WHEREOF, the parties hereto have caused this Ninth Amendment to be duly executed and delivered in New York, New York by their proper and duly authorized officers as of the day and year first above written.

Borrower:                                FIRST ALLIANCE MORTGAGE COMPANY




                                         By:_______________________________
                                            Name:
                                            Title:



Lender:                                  PRUDENTIAL SECURITIES REALTY
                                           FUNDING CORPORATION


                                         By:______________________________
                                            Name:
                                            Title:

                                                                         ANNEX A
                                                              to Ninth Amendment
                                                              ------------------

                        SECURED NOTE ENDORSEMENT NO. 14

                               February 14, 1996

          The undersigned Borrower hereby agrees with PRUDENTIAL SECURITIES REALTY FUNDING CORPORATION (the "LENDER") that the Secured Note of the Borrower, dated October 29, 1993, as it may have been previously amended by endorsement, in the amount of $125,000,000, to which this secured Note Endorsement is attached, is hereby amended by deleting the term ".875%" from paragraph (a) thereof, and by inserting in lieu thereof the term "0.75%".

          This Secured Note Endorsement is given as a renewal, rearrangement and extension of the obligations of the Borrower to the Lender under the Secured Note and is not given in substitution therefore or extinguishment thereof. The Borrower hereby authorizes the Lender to attach this secured Note Endorsement to the Secured Note.

BORROWER:                                      FIRST ALLIANCE MORTGAGE COMPANY
- --------


                                               By_____________________________
                                                 Name:
                                                 Title:

LENDER:                                        PRUDENTIAL SECURITIES REALTY
- ------                                          FUNDING CORPORATION


                                               By_____________________________
                                                 Name:
                                                 Title:

                                                                         ANNEX B
                                                              to Ninth Amendment
                                                              ------------------

                      [Letterhead of Counsel to Borrower]

                               February 23, 1996


Prudential Securities Realty Funding Corporation
199 Water Street
New York, New York 10292-0001

Ladies and Gentlemen:

          I am the counsel to First Alliance Mortgage Company, a California corporation (the "Borrower") and have acted as such in connection with the
                  --------
execution and delivery of the following documents:

          (i) the Ninth Amendment to Interim Warehouse and Security Agreement, dated as of December 29, 1995 (the "Ninth Amendment"), between the Borrower
                                         ---------------
     and the Lender; and

          (ii) the Secured Note Endorsement No. 14 dated February 14, 1996 (the "Endorsement"), to the Secured Note.
      -----------

          The documents described in the foregoing clauses are hereinafter referred to as the "Delivered Documents".
                    -------------------

          This opinion is being delivered to you pursuant to Subsection 2.1(c) of the Ninth Amendment. Capitalized terms used herein and not defined herein shall have the meanings assigned to them in that certain Interim Warehouse and Security Agreement dated as of October 29, 1993 (as heretofore amended, the "Agreement"), by and between the Borrower and the Lender.
 ---------

          I have examined executed copies of the Agreement, the Secured Note, the Custodial Agreement and the Delivered Documents. I have also examined originals or photostatic or certified copies of all such corporate records of the Borrower, and such certificates of public officials, certificates of corporate officers, and other documents, as I have deemed appropriate and necessary as a basis for the opinions hereinafter expressed. In making my examination and rendering the opinions hereinafter expressed I have assumed (i) that the Lender, as a party to each of the Agreement, the Custodial Agreement, the Secured Note and the Delivered Documents has the corporate power to enter into and perform all of its obligations thereunder, (ii) the due authorization, execution and delivery of each of the Agreement, the Custodial Agreement, the Secured Note and the Delivered Documents by the

Lender, and (iii) the validity and binding effect on the Lender of each of the Agreement and the Delivered Documents.

          The opinions expressed below with respect to enforceability are subject to the following additional qualifications:

          (a) The effect of bankruptcy, insolvency, reorganization, moratorium, receivership, or other similar laws of general applicability relating to or affecting creditors' rights generally in the event of bankruptcy, insolvency, reorganization, moratorium or receivership.

          (b) The application of general principles of equity, including, but not limited to, the right of specific performance (regardless of whether enforceability is considered in a proceeding in equity or at law).

          Based upon the foregoing, I am of the opinion that:

          1. The Borrower is a corporation duly organized, validly existing and in good standing under the laws of the State of California and the Borrower is licensed or qualified to do business in each state wherein it owns property or is required to be so qualified or licensed.

          2. The Borrower has the corporate power and legal right to execute and deliver each of the Delivered Documents, to borrow under the Agreement and the Secured Note, as amended by the Delivered Documents, and to grant liens under the Agreement, as amended by the Ninth Amendment, and has taken all necessary corporate action to authorize such borrowing and such granting of liens upon the terms and conditions of the Agreement, as amended by the Ninth Amendment, and to authorize the execution and delivery of the Delivered Documents. No consent of any other person or entity (including, without limitation, stockholders of the Borrower), and no consent, license, permit, approval or authorization of, or registration or declaration with, any governmental authority, bureau or agency is required in connection with the execution and delivery of the Delivered Documents or the enforceability of each of the Agreement and the Secured Note, as amended by the Delivered Documents.

          3. Assuming for purposes of the opinion expressed in this paragraph 3 that each of the documents referred to herein is governed by the laws of the State of California, each of the Agreement and the Secured Note, as amended by the Delivered Documents, and the Custodial Agreement constitutes the legal, valid, and binding obligation of the Borrower enforceable against the Borrower in accordance with their respective terms.

          4. The execution and delivery of the Delivered Documents and the performance of each of the Agreement and the Secured Note, as amended by the Delivered Documents, and the Custodial Agreement (i) will not violate any provision of any existing law or regulation or of the charter or by-laws of the Borrower or of any mortgage, indenture, contract or other undertaking to which, to the best of my knowledge (after due inquiry), the Borrower is a party or which is binding upon it or its assets, and (ii) to the best of my knowledge (after due inquiry), will not result in the creation or imposition of any lien, charge or encumbrance on any of its assets pursuant to the provisions of any of the foregoing.

          5. No material litigation or administrative proceeding of or before any government body is presently pending, or, to the best of my knowledge (after due inquiry), threatened against the Borrower or its assets.

          6. No consent, approval, authorization or order of, registration or filing with, or notice to, any governmental authority or court is required under federal laws or the laws of the State of California for the execution and delivery of the Delivered Documents and the performance of the Agreement or the Secured Note, as amended by the Delivered Documents, or the Custodial Agreement by the Borrower.

          7. The execution and delivery of the Delivered Documents and the performance by the Borrower of the Agreement and the Secured Note, as amended by the Delivered Documents, and the Custodial Agreement do not conflict with, results in a breach of, or constitute a default under, any law, rule or regulation of the federal government or of the State of California.

          8. The Agreement, as amended by the Ninth Amendment, together with the possession by the Custodian of the promissory notes evidencing the Mortgage Loans create a valid first priority security interest in favor of the Lender in the Collateral.

          9. Under the laws of the State of California, the stipulation of New York law in each of the documents referred to in paragraph 3 herein is enforceable.

          I am admitted to practice law in the State of California and the foregoing opinions are limited to the federal law of the United States and the laws of the State of California.

                                    Sincerely yours,

                                                          Copy of Execution Copy
                                                          ----------------------
                      ASSIGNMENT AND ASSUMPTION AGREEMENT

          ASSIGNMENT AND ASSUMPTION AGREEMENT, dated as of March 25, 1994 (the "Assignment"), between PRUDENTIAL SECURITIES GROUP, INC., a Delaware corporation (the "Assignor") and PRUDENTIAL SECURITIES REALTY FUNDING CORPORATION (the "Assignee").

                                    RECITALS

          Reference is made to (i) the Interim Warehouse and Security Agreement, dated as of October 29, 1993 (as heretofore amended, and as may be further amended, supplemented or otherwise modified from time to time, the "Interim Warehouse Agreement"), between the Assignor and First Alliance Mortgage Company ("the Borrower"), (ii) the Secured Note, dated October 29, 1993 (as heretofore amended, and as may be further amended, supplemented or otherwise modified from time to time, the "Note"), made by the Borrower in favor of the Assignor, and
(iii) the Custodial Agreement, dated as of April 5, 1993 (as heretofore amended, and as may be further amended, supplemented or otherwise modified from time to time, the "Custodial Agreement"), among the Borrower, the Assignor and Chemical Bank, as custodian (the "Custodian") (the Interim Warehouse Agreement, the Note and the Custodial Agreement, collectively, the "Assigned Documents"). Capitalized terms used in this Assignment and not otherwise defined herein shall have the meanings ascribed thereto in the Interim Warehouse Agreement.

          On the terms and conditions set forth below, as of the Effective Date (as defined below), the Assignor desires to sell and assign to the Assignee (which is an affiliate of the Assignor), and the Assignee desires to purchase and assume from the Assignor, all of the Assignor's rights and obligations under the Assigned Documents.

          NOW, THEREFORE, the Assignor and the Assignee hereby agree as follows:

          1. The Assignor hereby sells and assigns to the Assignee, and the Assignee hereby purchases and assumes from the Assignor, effective as of the Effective Date, all of the Assignor's rights and obligations under the Assigned Documents.

          2. The Assignee hereby (a) appoints and authorizes the Custodian to take such action as custodian for the Lender on its behalf and to exercise such powers under the Custodial Agreement as are delegated to the Custodian by the terms thereof; (b) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Interim Warehouse Agreement and the Custodial Agreement are required to be performed by it as Lender; and (c) specifies as its address for notices the office set forth beneath its name on the signature page hereof.

          3. This Assignment shall become effective, following execution hereof by the parties hereto, on the date (the "Effective Date") on which the written consent of the Borrower and the Custodian hereto have been obtained. As of the Effective Date, (a) the Assignee shall be a party to the Assigned Documents and have the rights and obligations of the Lender thereunder, (b) the Assignor shall relinquish its rights and be released from its obligations under the Assigned Documents, (c) all references in the Assigned Documents to the "Lender" shall be deemed to refer to the Assignee and (d) all references in the Custodial Agreement to the "Interim Warehouse Agreement" shall be references to the Interim Warehouse Agreement. From and after the Effective Date, the Borrower shall make all payments under the Interim Warehouse Agreement and the Note (including, without limitation, all payments of principal, interest and fees with respect thereto) to the Assignee.

          4. This Assignment shall bind, and the benefits hereof shall inure to, the Assignor and the Assignee and their repective successors and assigns.

          5. THIS ASSIGNMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO CHOICE OF LAW DOCTRINE.

                      ____________________________________

          IN WITNESS WHEREOF, the Assignor and the Assignee have executed this Assignment as of the date first above written.

                              PRUDENTIAL SECURITIES GROUP, INC.,
                                AS ASSIGNOR

                              By________________________
                                Name:
                                Title:

                              PRUDENTIAL SECURITIES REALTY
                                FUNDING CORPORATION, AS ASSIGNEE

                              By_________________________
                                Name:
                                Title:

                              Address for Notices:
                              --------------------
                              130 John Street, 24th Floor
                              New York, New York  10292
                              Attention: Mr. William Horan
                              Telephone: 212-214-7310
                              Telecopy:  212-214-7535



CONSENTED TO AND ACKNOWLEDGED:
- ------------------------------

FIRST ALLIANCE MORTGAGE COMPANY,
 AS BORROWER

By_______________________
  Name:
  Title:

CHEMICAL BANK, AS CUSTODIAN


By_______________________
  Name:
  Title: